As filed with the Securities and Exchange Commission February 17, 2009

File Nos. 002-67052 and 811-03023

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 247

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 248

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

800-754-8757

Robert J. Zutz, Esq.

K & L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Copies to:

Dan Igo

Citi Fund Services Ohio, Inc.

100 Summer Street,

Suite 1500

Boston, MA 02110

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to Rule 485, paragraph (b)(1)

☐	on [ ] pursuant to Rule 485, paragraph (b)(1)

☐	60 days after filing pursuant to Rule 485, paragraph (a)(1)

☐	on [ ] pursuant to Rule 485, paragraph (a)(1)

☐	75 days after filing pursuant to Rule 485, paragraph (a)(2)

☐	on [ ] pursuant to Rule 485, paragraph (a)(2)

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered:

Brown Advisory Flexible Value Fund

(BROWN ADVISORY LOGO)

BROWN ADVISORY FUNDS

PROSPECTUS

FEBRUARY 17, 2009

BROWN ADVISORY FLEXIBLE VALUE FUND

A Shares

Institutional Shares

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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Risk/Return Summary

This prospectus offers Class A Shares and Institutional Shares of the Brown Advisory Flexible Value Fund (formerly Flag Investors Equity Opportunity Fund) (the “Fund”).

Concepts to Understand

Equity security means an equity or ownership interest in a company including common and preferred stock, warrants and securities convertible into common and preferred stock (“convertible securities”), listed American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements.

Convertible Securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula.

ADRs typically are issued by a U.S. bank or trust company through a sponsored ADR program and evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets.

REITs are companies that pool investor funds to invest primarily in income producing real estate or real estate related loans or interests.

ETFs are investment companies designed to provide investment results corresponding to a securities index.

Market Capitalization means the value of a company’s common stock in the stock market.

Investment Objective

The Fund seeks to achieve long-term growth of capital. (1)

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities (“80% Policy”). Equity securities include domestic and foreign common and preferred stock, convertible securities, American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and private placements. While Brown Investment Advisory Incorporated (the “Advisor”) may purchase securities of companies of various market capitalizations, the focus is on larger companies within their industry. The Advisor defines “larger companies” as companies whose market capitalizations are equal to or greater than $1 billion at the time of investment. The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The Advisor follows an investment philosophy referred to as “flexible value.”

(1) The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of the Fund without a shareholder vote.

With respect to 20% of its assets, the Fund may also invest in debt securities, including lower-rated securities or comparable unrated securities (“junk bonds”) rated at the time of purchase BB/Ba or lower by Standard & Poor’s or Moody’s or, unrated, but determined to be of comparable quality by the Advisor.

The Advisor seeks to invest in the common stocks of companies that it believes are undervalued in the marketplace based on characteristics such as earnings, dividends, cash flow or asset values. Other factors such as earnings growth, industry position, the quality of management and management’s focus on creating shareholder value are considered as well. As a result, this “flexible value” strategy does not attempt to label a stock as value or growth because the Advisor believes that growth is an integral part of the value equation. The Advisor may invest in traditional value stocks as well as the stocks of companies with high growth rates. The Advisor may also invest in foreign securities including depository receipts.

Potential investment opportunities are evaluated from a number of perspectives in an effort to select those that offer the most attractive return prospects. The Advisor’s approach also attempts to take advantage of the market’s short-term volatility, which may provide buying opportunities in stocks of companies that appear to have attractive long-term return potential.

The Advisor’s Process—Purchasing Portfolio Securities The Advisor uses a research-intensive security selection process. Many characteristics of the underlying company are analyzed prior to purchasing its stock in the Fund’s portfolio. These include a company’s market position, its current and potential financial strength, its earnings and free cash flow, and the effectiveness of its management team. The Advisor

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constructs its portfolio one stock at a time in seeking those with the best long-term potential, and may express its conviction in its favorite holdings through increased weightings. The Advisor does not limit its investments to securities of a particular market cap range but the focus is generally in the securities of larger companies within their industry.

The Advisor’s Process—Selling Portfolio Securities The Advisor continually monitors companies in the Fund’s portfolio to determine if their stock price and future prospects continue to appear attractive or if they are beginning to show signs of deterioration. There are generally three reasons the Advisor may sell or reduce its position in a security:

•	The stock has reached a price whereby its risk/ reward characteristics are not as favorable.

•	A company’s fundamentals are deteriorating to the point where the original investment thesis for owning the stock is no longer intact.

•	A better opportunity has been identified.

Under normal circumstances, the Advisor is a long-term investor with holding periods for stocks of one to five years, therefore on average, the annual portfolio turnover is not expected to be high.

Temporary Defensive Position In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Summary of Principal Investment Risks

General Market and Management Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Value Company Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

Smaller Company Risk. Securities of companies smaller than larger companies may be more volatile and as a result, the prices of smaller companies may decline more in response to selling pressure.

Medium Capitalization Company Risk. Securities of medium sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.

Foreign Securities/Emerging Markets Risk. Foreign securities, including those issued in emerging markets are subject to additional risks including international trade, currency, political, regulatory and diplomatic risk. Securities issued in emerging markets have more risk than securities issued in more developed foreign markets.

REIT and Real Estate Risk. The value of the Fund’s investments in real estate investment trusts (“REITs”) may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Equity and Convertible Securities Risk (including ADR Risk). The Fund is subject to the risk that stock prices will fall over a short period or extended periods of time. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. ADRs are subject to some of the same risks as direct investment in foreign companies as noted in “Foreign Securities/Emerging Markets Risk” (above).

ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Debt Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the value of the security to decline.

Non-Investment Grade Securities Risk. Securities rated below investment grade, i.e., BA or BB and lower (“junk bonds”), are subject to greater risks of loss of your money than higher rated securities. Compared with issuers of investment grade fixed-income securities, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties.

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Private Placement Risk. The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Recent Market Events. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

See “Principal Investment Risks” for further information.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to accept the risks of investing in equity securities;

•	Are pursuing a long-term investment goal; and

•	Are willing to accept risk of market value fluctuation in the short-term.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries;

•	Need regular income or stability of principal; or

•	Are pursuing a short-term investment goal.

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Performance Information

The following chart and table illustrate the variability of the Fund’s returns. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual performance of Institutional Share from year-to-year and how the returns of the Institutional Shares compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements, if any. Without waivers and/or expense reimbursements, performance would have been lower.

Performance information represents only past performance before and after taxes and does not necessarily indicate future results.

Calendar Year* Total Returns

The following chart shows the annual total return for the Institutional Share class each full calendar year that the Fund has operated.

Year Ended December 31

During the period shown, the highest quarterly return was 7.27% for the quarter ended June 30, 2007, and the lowest quarterly return was -23.94% for the quarter ended December 31, 2008.

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Average Annual Total Return. The following compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and the sale of Fund shares of Institutional Shares as of December 31, 2008 to the S&P 500 Index ® , the Fund’s primary benchmark. The table also compares the average annual total return (before taxes) of A Shares to the S&P 500 Index ® . Institutional Shares commenced operations on November 30, 2006 and A Shares commenced operations on January 24, 2007. A Shares’ performance reflects the deduction of the maximum front-end sales load.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2008)

Institutional Shares	1 Year	Since Inception
Institutional Shares-Return Before Taxes	(40.03)%	(23.85)%
Institutional Shares-Return After Taxes on Distributions	(40.07)%	(23.93)%
Institutional Shares-Return After Taxes on Distributions and Sale of Fund Shares	(25.97)%	(19.76)%

A Shares-Return Before Taxes (1)	(43.35)%	(29.25)%

S&P 500 Index ® (reflects no deduction for fees, expenses or taxes)	(37.00)%	(17.24)%

(1)	The Return Before Taxes reflects the 4.75% Maximum Sales Charge.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only. After-tax returns for A Shares will vary.

The return after taxes on distribution and sale of Fund shares exceeds the Fund’s returns before taxes due to the tax benefit from losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index ® is the Fund’s benchmark index and is a market index of common stocks. The S&P 500 Index ® is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index’s ® performance does not reflect the effect of fees, taxes or expenses.

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Fee Table

The following table describes the various fees and expenses that you will pay if you invest in a Fund class. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Advisor, are paid out of a Fund class’ assets and are factored into a Fund class’ share price rather than charged directly to shareholder accounts.

Shareholder Fees (Fees paid directly from your investment)	A Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.75	%(1)(2)	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	None	(2)(3)	None
Redemption Fee (as a percentage of amount redeemed)	None		1.00	%(4)
Exchange Fee(4)	None		1.00	%(4)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.85%		0.85%
Distribution and/or Service (12b-1) Fees	0.25%		0.00%
Other Expenses (5)	1.10%		1.10%
Acquired Fund Fees and Expenses(6)	—	%(7)	—	%(7)
Total Annual Fund Operating Expenses	2.20	%(8)	1.95	%(8)

(1)	No initial sales charge is applied to purchases of $1 million or more.
(2)	Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on purchases of $1 million or more that are redeemed in whole or in part within twelve months of purchase.
(4)

Institutional Share redeemed or exchanged within 14 days of purchase will be charged a fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See “Selling Shares – Redemption Fee” and “Exchange Privileges” for additional information.

(5)	The expense information in the table has been restated to reflect current fees as of January 9, 2009. A decline in assets may result in higher expenses as a percentage of assets.
(6)

Acquired Fund Fees and Expenses (“AFFE”) reflects the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest. AFFE are based on estimated amounts for the current fiscal year ending May 31, 2009.

(7)	Less than 0.01%.
(8)

The Advisor has voluntarily agreed to waive fees (excluding interest, taxes, dividend expenses, brokerage commissions, AFFE and extraordinary expenses) of the Fund from November 13, 2008 through September 30, 2009 in order to keep Total Annual Fund Operating Expenses for the A Shares from exceeding 1.35% and for the Institutional Shares from exceeding 1.10%. Although there can be no assurances that the current waiver arrangement will be maintained through September 30, 2009 as the Advisor unilaterally can decide to terminate this voluntary expense limitation arrangement at any time.

Example

The following is a hypothetical example intended to help you compare the cost of investing in a Fund class to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that Total Expenses are used to calculate costs and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	A Shares	Institutional Shares
1 Year	$687	$198
3 Years	$1,130	$612
5 Years	$1,599	$1,052
10 Years	$2,889	$2,275

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Principal Investment Risks

An investment in the Fund is subject to one or more of the risks identified in the following table. The identified risks are discussed in more detail in the disclosure that immediately follows the table.

Fund	Risk
Brown Advisory Flexible Value Fund

General Market Risk; Management Risk; Value Company Risk; Smaller

Company Risk; Medium Capitalization Company Risk; Foreign Securities/Emerging Market Risk; REIT and Real Estate Market Risk; Equity and Convertible Securities Risk (including ADR Risk); Debt Securities Risk; ETF Risk; Private Placement Risk

General Market Risk In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The net asset value (“NAV”) of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments. Other general market risks include:

•	The market may not recognize what the Advisor believes to be the true value or growth potential of the stocks held by the Fund.

•	The earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline.

•	The Advisor’s judgment as to the growth potential or value of a stock may prove to be wrong.

•	A decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities.

Management Risk The Fund is actively managed and its performance may reflect the Advisor’s ability to make investment decisions which are suited to achieving the Fund’s investment objectives. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Value Company Risk Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. The determination that a stock is undervalued is subjective; the market may not agree, and a stock’s price may not rise to what the investment manager believes is its full value. If the market does not consider the stock to be undervalued then the value of the Fund’s shares may decline, even if stock prices generally are rising.

Medium Capitalization Company Risk Medium Capitalization company stocks may have greater fluctuations in price than the stocks of large companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. Medium Capitalization companies may have limited product lines or resources and may be dependant upon a particular market niche.

Smaller Company Risk Investments in smaller companies may subject the Fund to the following risks:

•	Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available.

•

Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies.

•	Changes in the value of smaller company stocks may not mirror the fluctuation of the general market.

•	More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of smaller capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in a Fund may exhibit a higher degree of volatility than the general domestic securities market.

Foreign Securities/Emerging Market Risk Investments in foreign securities including emerging market securities may subject the Fund to the following risks:

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•	Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets.

•

Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities.

•

Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund’s investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar.

•

Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies.

•	Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems.

•	Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.

•

Dividends payable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’s shareholders.

Emerging Markets Risk If the Fund invests in emerging markets, an investment in that Fund may have the following additional risks:

•	Information about the companies in these countries is not always readily available.

•	Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets.

•	Greater political and economic uncertainties exist in emerging markets than in developed foreign markets.

•

The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries.

•	Very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets.

•	Emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund.

•	Certain emerging markets impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar.

•

Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund’s investments.

•	Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in a Fund, and as a result, an investment in that Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

REIT and Real Estate Market Risk The Fund’s investments in REITs, may subject the Fund to the following additional risks:

•	Declines in the value of real estate

•	Changes in interest rates

•	Lack of available mortgage funds or other limits on obtaining capital

•	Overbuilding

•	Extended vacancies of properties

•	Increases in property taxes and operating expenses

•	Changes in zoning laws and regulations

•	Casualty or condemnation losses.

The Fund will bear a proportionate share of the REIT’s on-going operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of the Fund.

Equity and Convertible Securities Risk (including ADR Risk) The Fund’s investments in Equity and ADRs may subject the Fund to volatility and the following risks:

•	Prices for stock or ADRs may fall over short or extended periods of time

•	Cyclical movements of the equity market may cause the value of the Fund’s securities or ADRs to fluctuate drastically from day to day

•	Individual companies may report poor results or be negatively affected by industry and or economic trends and developments

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ADR investments may subject the Fund to the same risks as direct investments in foreign companies as noted in “Foreign Securities/Emerging Market Risk” (above).

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible proportionate securities.

Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. The Fund’s investments in Convertible Securities may subject the Fund to the risks that prevailing interest rates, issuer credit quality and any call provisions may affect the value of the Fund’s convertible securities. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

Debt Securities Risk The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund invests. The longer the duration of a debt security, the more its value typically falls in response to an increase in interest rates. The value of your investment in the Fund may change in response to the credit ratings of the Fund’s portfolio of debt securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a debt security held by the Fund may cause it to default or become unable to pay interest or principal due on the security. The Fund cannot collect interest and principal payments on a debt security if the issuer defaults. Prepayment and extension risks may occur when interest rates decline and issuers of debt securities experience acceleration in prepayments. The acceleration can shorten the maturity of the debt security and force the Fund to invest in securities with lower interest rates, reducing the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of the debt security and causing the value of the security to decline. Distressed debt securities involve greater risk of default or downgrade and are more volatile than investment grade securities. Distressed debt securities may also be less liquid than higher quality debt securities.

ETF Risk Investments in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles ) may involve duplication of certain fees and expenses. By investing in an ETF, the Fund becomes a shareholder of that ETF. As a result, Fund shareholders indirectly bear their proportionate share of the ETF’s fees and expenses which are paid by the Fund as a shareholder of the ETF. These fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. If the ETF fails to achieve its investment objective, the Fund’s investment in the ETF may adversely affect the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, (1) the Fund may acquire ETF shares at a discount or premium to their NAV and (2) ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Advisor may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Private Placement Risk The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act. Privately issued securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that are determined by the Advisor to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

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Management

The Fund is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board. The Board oversees the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Fund’s Statement of Additional Information (“SAI”).

The Advisor

The Advisor is Brown Investment Advisory Incorporated, located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. The Advisor does business under the name Brown Advisory. The Advisor is a wholly-owned subsidiary of Brown Investment Advisory & Trust Company, a trust company operating under the laws of Maryland. Brown Investment Advisory & Trust Company is a wholly-owned subsidiary of Brown Advisory Holdings Incorporated, a holdings company incorporated under the laws of Maryland in 1998. Prior to 1998, Brown Investment Advisory & Trust Company operated as a subsidiary of Bankers Trust under the name of Alex. Brown Capital Advisory & Trust Company. The Advisor and its affiliates (“Brown” or the “Advisor”) have provided investment advisory and management services to clients for over 10 years. As of September 30, 2008, Brown and its affiliates (excluding an affiliated broker-dealer) had approximately $11.6 billion of assets under management.

Subject to the oversight of the Board, the Advisor is directly responsible for making the investment decisions for the Fund. With respect to the Fund, the Advisor receives an annual advisory fee equal to 0.85% of the first $100 million in average daily net assets of the Fund, 0.75% of the next $400 million in average daily net assets and 0.65% of the remaining average daily net assets. Prior to November 13, 2008, Alex. Brown Investment Management, LLC (“ABIM”) served as Advisor pursuant to the same fee arrangement. From November 1, 2007 through November 12, 2008, ABIM, after waivers, did not retain any advisory fees.

A discussion summarizing the basis on which the Board approved the investment advisory agreement between the Trust and Brown, on behalf of the Fund, is included in the Fund’s annual report for the period ended October 31, 2008.

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Portfolio Managers

R. Hutchings Vernon has 26 years of investment management experience and joins Ms. Yudell and Mr. Foss in sharing the day-to-day responsibility for co-managing the Fund’s portfolio. Mr. Vernon was a portfolio manager and/or analyst with ABIM for over 15 years and is continuing in the same capacity as a partner at Brown following the combination of the two firms in July 2008. Mr. Vernon is also responsible for managing pooled and other separate accounts managed by the Advisor.

Nina K. Yudell has 24 years of investment management experience and joins Mr. Vernon and Mr. Foss in sharing the day-to-day responsibility for co-managing the Fund’s portfolio. Ms. Yudell was a portfolio manager and/or analyst with ABIM for 16 years and is continuing in the same capacity as a partner at Brown following the combination of the two firms in July 2008. Ms. Yudell is also responsible for managing separate accounts managed by the Advisor.

Michael Foss has 23 years of investment management experience and begun sharing the day-to-day responsibility for co-managing the Fund’s portfolio in January 2009. Mr. Foss was a portfolio manager with ABIM for over 5 years and is continuing in the same capacity at Brown following the combination of the two firms in July 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds.

Other Service Providers

Citi Fund Services Ohio, Inc. (“Citi”) provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”) acts as the Trust’s Distributor in connection with the offering of the Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

The Distributor is not affiliated with the Advisor, Citi or its affiliates.

Fund Expenses

The Fund pays for its expenses out of its own assets. Expenses of a Fund share class include that class’ own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. The Advisor or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund or a class. Any fee waiver or expense reimbursement increases the Fund’s investment performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date. Current fee waivers are reflected in the section “Fee Table.”

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Your Account

How to Contact the Fund

Write to us at:

Brown Advisory Funds

P.O. Box 182218

Columbus, OH 43218-2218

Overnight address:

Brown Advisory Funds

3435 Stelzer Rd.

Columbus, OH 43218-2218

Telephone us at:

(800) 540-6807 (toll free)

Website:

www.brownadvisory.com

Wire investments or (ACH payments to):

Please contact the Transfer Agent at (800) 540-6807

(toll free) to obtain the ABA routing number and Citi account number for the Fund.

General Information

You may purchase or sell (redeem) shares of the Fund class on each weekday that the New York Stock Exchange (“NYSE”) is open. Under unusual circumstances, a Fund class may accept and process shareholder orders when the NYSE is closed, if deemed appropriate by the Trust’s officers.

You may purchase or sell (redeem) shares of the Fund class at that day’s NAV plus any applicable sales charge (or minus any applicable sales charge or redemption fees in the case of redemptions or exchanges) after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 13 through 17). For instance, if the Transfer Agent receives your purchase, redemption, or exchange request in proper form after 4:00 p.m. Eastern time, your transaction will be priced at the next business day’s NAV plus any applicable sales charge (or minus any applicable sales charge or redemption fee). The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of the Fund at the Fund’s NAV next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. (See “Transactions through Third Parties”).

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive monthly statements detailing Fund balances and all transactions completed during the prior month and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.

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The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

When and How NAV is Determined The Fund calculates its NAV as of the close of the NYSE (normally 4:00 p.m., Eastern time) on each weekday except days when the NYSE is closed. Under unusual circumstances, the Fund may accept and process orders and calculate an NAV when the NYSE is closed if deemed appropriate by the Trust’s officers. The time at which NAV is calculated may change in case of an emergency.

The NAV of a Fund class is determined by taking the market value of the Fund’s total assets, subtracting the class’ liabilities, and then dividing the net assets by the number of outstanding shares of the Fund class. If the Fund invests in securities that trade in foreign securities markets on days other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Advisor believes that the prices or values available are unreliable. The Board has delegated fair value determinations to a valuation committee, subject to supervision of the Board, consisting of certain members of the Board, officers of the Trust, and representatives of the Advisor to the Fund, when the Fund’s securities require fair valuation. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early, (ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which a Fund class calculates its NAV, or (iii) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which each Fund class calculates it’s NAV.

The Fund may invest in the securities of smaller companies. The Fund’s investment in securities of smaller companies or private placements are more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies. Similarly, the Fund’s investment in foreign securities are more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Fair valuation may be based on subjective factors and as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

NYSE Holiday Schedule The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November), and Christmas Day. Exchange holidays schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent the Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for the Fund may close early on the day before certain holidays and the day after Thanksgiving Day.

Transactions through Third Parties If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of a Fund class. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

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The Advisor or any of its agents may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares. The Advisor entered into an arrangement with its affiliated broker/dealer, Brown Advisory Securities, LLC, through which investors may purchase or redeem Fund shares. The Advisor may, at its own expense, compensate Brown Advisory Securities, LLC a portion of its annual advisory fee paid by the Fund and attributable to Fund assets secured through the sales efforts of Brown Advisory Securities, LLC. The Advisor or any of its agents may enter into other arrangements with a financial institution under which such party, at its own expense, will pay the financial institutions a fee for providing distribution related services and/or for performing certain administrative and transfer agency servicing functions (such as sub transfer agency, record-keeping or shareholder communications services) for the benefit of Fund shareholders. Such payments by such parties may create an incentive for these financial institutions such as Brown Advisory Securities, LLC to recommend that you purchase Fund shares.

For additional information, please refer to the Fund’s SAI.

Anti-Money Laundering Program Customer identification and verification are part of the Trust’s overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order (purchase side only), or (ii) freeze any account and/or suspend account services. These actions will be taken promptly after such conduct or activity is detected and when, in the sole discretion of Trust management, the actions are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI.

Buying Shares

How to Make Payments Unless purchased through a third-party financial institution, all investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier’s check or traveler’s check).

Checks For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”), or Uniform Transfers to Minors Act (“UTMA”) accounts, the check must be made payable to “Brown Advisory Funds” or to one or more owners of the account and endorsed to “Brown Advisory Funds”. For all other accounts, the check must be made payable on its face to “Brown Advisory Funds.” A $20 charge may be imposed on any returned checks.

ACH Refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

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Minimum Investments The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment		Minimum Additional Investment
A Shares
Standard Accounts		$2,000		$50
Traditional and Roth IRA Accounts		$1,000		$0
Accounts with Systematic Investment Plans		$250		$50
Qualified Retirement Plans	$	N/A	$	N/A

Institutional Shares
All Accounts		$5,000		$0

No initial or subsequent investment minimum is required for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as employee benefit plans like 401(k) retirement plans. No initial or subsequent investment minimum is required for Trustees or officers of the Trust, directors, officers and employees of the Advisor or the distributor or any of their affiliates, or the spouse, life-partner, or minor children under 21 of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person. The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Fund officers. Institutional Shares may be aggregated to satisfy the minimum only if shares are purchased through certain firms that charge an ongoing fee for services and investment programs that they provide. A letter of intent (“LOI”) will be allowed for those firms placing trades in these programs which initially do not meet the minimum.

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Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•	Instructions must be signed by all persons required to sign exactly as their names appear on the account.

	•	Provide a power of attorney or similar document for each person that is authorized to open or transact business for the account if not a named account owner.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	•	Depending on state laws, you can set up a custodial account under the UGMA or the UTMA.

	•	The custodian must sign instructions in a manner indicating custodial capacity.

Business Entities	•	Provide certified articles of incorporation, a government-issued business license or certificate, partnership agreement or similar document evidencing the identity and existence of the business entity.

	•	Submit a secretary’s (or similar) certificate listing the person(s) authorized to open or transact business for the account.

Trusts (including corporate pension plans)	•	The trust must be established before an account can be opened.

	•	Provide the first and signature pages from the trust document identifying the trustees.

	•	Provide a power of attorney or similar document for each person that is authorized to open or transact business in the account if not a trustee of the trust.

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Account Application and Customer Identity Verification To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, physical street address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial advisor. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, a Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Fund will only accept new account applications that (1) reflect a residential or business address located within the United States or its territories or (2) reflect a United States military address. All new accounts must also be associated with a valid United States taxpayer identification number.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Policy on Prohibition of Foreign Shareholders The Fund requires that all shareholders must be US persons with a valid US Taxpayer Identification Number to open an account with the Fund.

Limitations on Frequent Purchases and Redemptions The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale or exchange of shares of the Fund’s Institutional Shares are subject to a redemption fee of 1.00% the current NAV of shares redeemed/exchanged for any sale/exchange of shares made within 14 days of purchase. See “Selling Shares – Redemption Fee” and “Exchange Privileges.”

The investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund’s shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

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The investment in securities of smaller companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

The Fund reserves the right to refuse any purchase (including the purchase side of an exchange) request, particularly requests that could adversely affect the Fund or its operations.

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Investment Procedures

How to Open an Account		How to Add to Your Account
Through a Financial Institution		Through a Financial Institution
•	Contact your financial institution using the method that is most convenient for you	•	Contact your financial institution using the method that is most convenient for you

By Check		By Check

•	Call, write us, or visit www.brownadvisory.com for an account application	•	Fill out an investment slip from a confirmation or write us a letter

•	Complete the application (and other required documents)	•	Write your account number on your check

•	Mail us your application (and other required documents) and a check	•	Mail us the slip (or your letter) and the check

By Wire		By Wire

•	Call, write us, or visit www.brownadvisory.com for an account application	•	Call to notify us of your incoming wire

•	Complete the application (and other required documents)	•	Instruct your financial institution to wire your money to us

•	Call us to fax the completed application (and other required documents) and we will assign you an account number

•	Mail us your original application (and other required documents)

•	Instruct your financial institution to wire your money to us

By ACH Payment		By Systematic Investment

•	Call, write us, or visit www.brownadvisory.com for an account application	•	Complete the systematic investment section of the application

•	Complete the application (and other required documents)	•	Attach a voided check to your application

•	Call us to fax the completed application (and other required documents) and we will assign you an account number	•	Mail us the completed application and voided check

•	Mail us your original application (and other required documents)	•	We will electronically debit the purchase amount from the financial institution account identified on your account application

•	We will electronically debit the purchase amount from the financial institution account identified on your account application

Systematic Investments You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment.

Canceled or Failed Payments The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within 2 business days of notification from your bank that your funds did not clear. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent as a result of the cancellation, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Selling Shares

The Fund processes redemption orders received in good order, promptly. Under normal circumstances, the Fund will send redemption proceeds to you within 5 business days. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

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How to Sell Shares from Your Account

Through a Financial Institution

•	Contact your financial institution by the method that is most convenient for you

By Mail

•	Prepare a written request including:

•	Your name(s) and signature(s)

•	Your account number

•	The Fund name and class

•	The dollar amount or number of shares you want to sell

•	How and where to send the redemption proceeds

•	Obtain a Medallion signature guarantee (if required) (See Signature Guarantee Requirements below”)

•	Obtain other documentation (if required)

•	Mail us your request and documentation

By Wire or ACH

•

Wire or ACH redemptions are only available if your redemption is for $5,000 (except for systematic withdrawals) or more and you did not decline wire or ACH redemption privileges on your account application

•	Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By Telephone”) or

•	Mail us your request (See “By Mail”)

By Telephone

•	Call us with your request (unless you declined telephone redemption privileges on your account application)

•	Provide the following information:

•	Your account number

•	Exact name(s) in which the account is registered

•	Additional form of identification

•	Redemption proceeds will be:

•	Mailed to you or

•	Electronically credited to your account at the financial institution identified on your account application.

Systematically

•	Complete the systematic withdrawal section of the application

•	Attach a voided check to your application

•	Mail us your completed application

•	Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

Wire Redemption Privileges You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order. Overnight mail redemption orders will receive the redemption price as of the day that order is received if such day is a business day or the first business day following the date of receipt.

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Systematic Withdrawals You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment or wire, or to your address of record if by check. Systematic withdrawals must be for at least $250.

Signature Guarantee Requirements To protect you and the Fund against fraud, signatures on certain requests must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered association, clearing agency, savings association, or from members of STAMP (Securities Transfer Agents Medallion Program). The Transfer Agent will need written instructions signed by all registered shareholders with a Medallion signature guarantee for each shareholder for any of the following (the following situations apply if you are requesting the transaction directly through the Fund):

•	Written requests to redeem $100,000 or more;

•	Changes to a shareholder’s record name;

•	Redemptions from an account for which the address or account registration has changed within the last 30 days;

•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; or

•	Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.

The Transfer Agent reserves the right to require a Medallion signature guarantee on any redemptions. A Medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a public notary.

Redemption Fee The sale of Institutional Shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed for any sale of shares made within 14 days from the date of purchase. The fee is charged for the benefit of the Fund’s remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund uses the first-in, first-out (“FIFO”) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account.

The Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

•	Redemptions in a deceased shareholder account if such an account is registered in the deceased’s name

•	Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)

•	Redemptions of shares purchased through a dividend reinvestment program

•	Redemptions pursuant to a systematic withdrawal plan

•	Redemptions in qualified retirement plans under Section 401(a) of the Internal Revenue Code (“IRC”), and plans operating consistent with 403(a), 403(b), 408, 408(A), 457, 501(c) and 223(d) of the IRC.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees to assess and collect redemption fees for the Fund from customer accounts, then no redemption fees will be charged by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer’s account agreement or plan document for information about how the redemption fee is treated and about the availability of exceptions to the redemption fee.

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Small Accounts If the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares or $500 (excluding Qualified Retirement Accounts or accounts with systematic investment plans) with respect to A Shares, the Fund may ask you to increase your balance. If after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts or accounts with systematic investment plans) for Institutional Shares or $500 (excluding Qualified Retirement Accounts) for A Shares, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value. There are no minimum balance requirements for Qualified Retirement Accounts.

Redemptions In Kind The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions “in kind” usually occur if the amount to be redeemed is large enough to affect the Fund’s operations (for example, if it represents more than 1.00% of the Fund’s assets). To the extent the Fund redeems its holdings in kind, the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund.

Lost Accounts The transfer agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost”, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the Transfer Agent locates you or escheats the funds to the state of your last known address.

Exchange Privileges

You may exchange your Fund shares for shares of certain other Brown Advisory Funds. For a list of mutual funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences.

If you exchange the Institutional Shares within 14 days of purchase, you will be charged a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See “Selling Shares — Redemption Fee” above for additional information. To calculate redemption fees, the Fund uses the FIFO method to determine the holding period. Under this method, the date of the exchange is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the exchange fee at any time.

The Fund may reduce or eliminate the exchange fee without notice but increases in such fees require 60 days prior notice. The Fund reserves the right to refuse any exchange request, particularly requests that could adversely affect the Fund or its operations.

Requirements You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges (See “Investment Procedures Limitations on Frequent Purchases”). You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

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How to Exchange

Through a Financial Institution

•	Contact your financial institution by the method that is most convenient for you

By Mail

•	Prepare a written request including:

•	Your name(s) and signature(s)

•	Your account number

•	The names of each fund (and class) you are exchanging

•	The dollar amount or number of shares you want to sell (and exchange)

•	Open a new account and complete an account application if you are requesting different shareholder privileges

•	Obtain a Medallion signature guarantee, if required

•	Mail us your request and documentation

By Telephone

•	Call us with your request (unless you declined telephone redemption privileges on your account application)

•	Provide the following information:

•	Your account number

•	Exact name(s) in which account is registered

•	Additional form of identification

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Choosing a Share Class

The Fund offers two classes of shares, each of which is designed for specific investors. You may want to consult with a financial advisor in order to help you determine which class is most appropriate for you. The following is a summary of the differences between A Shares and Institutional Shares for the Fund:

A Shares	Institutional Shares
• Designed for retail investors and certain employee-directed benefit plans

•        Designed for institutions (financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and discretionary firm accounts, corporate benefit plans with assets of at least $10 million and investors investing through fee based financial advisers

• Initial sales charge of 4.75% • No initial sales charge applied to purchases of $1 million or more	• No initial or deferred sales charges

• No Redemption/Exchange fee	• Redemption/Exchange fee of 1.00% if shares are liquidated within 14 days of purchase

•        Deferred sales charge of 1.00% on purchases of $1 million or more on all fund shares liquidated in whole or in part within 12 months of purchase

•        Rule 12b-1 distribution fee equal to 0.25% of the class’ average daily net assets

•        No Rule 12b-1 distribution/service fee

•        Shareholder service fee up to 0.05% of the class’ average daily net assets

•        Lower expense ratio than A Shares because no Rule 12b-1 distribution/service fees

•        No separate shareholder service fee

•        Higher expense ratio than Institutional Shares because Rule 12b-1 distribution/service fee of A Shares is higher than the shareholder service fee of Institutional Shares

•        Lower minimum initial investment amount than Institutional Shares

25

Sales charges and fees vary considerably between the Fund’s classes. You should carefully consider the differences in the fee and sales charge structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Table and Sales Charge Schedules of the Fund before investing. You may also want to consult with a financial adviser to help you determine which class is most appropriate for you.

The following sub-sections summarize information you should know regarding sales charges applicable to purchases of A Shares of the Fund. Sales charge information is not separately posted under the mutual fund section (the “Section”) of the Advisor’s website located at www.brownadvisory.com because a copy of this Prospectus containing such information is already available for review, free of charge, under the Section.

Sales Charge Schedule—A Shares An initial sales charge is assessed on purchases of A Shares as follows:

	Sales Charge (Load) as % of:		Broker/Dealer Reallowance %
Amount of Purchase	Public Offering Price	Net Asset Value (1)
less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 and greater (2)	0.00%	0.00%	0.00%

(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
(2)

No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the offering price will be charged on purchases of $1 million or more that are redeemed in whole or in part within twelve months of purchase.

26

The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the previous tables.

Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of 1.00% of the offering price of A Shares.

Reduced Sales Charges—A Shares You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation (“ROA”) or a letter of intent (“LOI”). The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA and LOI based on the financial institution’s transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

To determine the applicable reduced sales charge under ROA, the Fund or its agent will combine the value of your current purchase with the collective value of shares of the Fund and any other Trust series for which the Advisor provides management services (collectively, “Brown Advisory Shares”) (as of the Fund’s prior business day) that were purchased previously for accounts (i) in your name, (ii) in the name of your spouse, (iii) in the name of you and your spouse, (iv) in the name of your minor child under the age of 21, and (v) sharing the same mailing address (“Accounts”).

To be entitled to a reduced sales charge based on shares already owned, you must ask for the reduction at the time of purchase. You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children’s ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:

•	Information or records regarding Brown Advisory Shares held in all accounts in your name at the Transfer Agent

•	Information or records regarding Brown Advisory Shares held in all accounts in your name at a financial intermediary

•	Information or records regarding Brown Advisory Shares for accounts at the Transfer Agent or another financial intermediary

The Fund may amend or terminate this right of accumulation at any time.

You may also enter into an LOI, which expresses your intent to invest $50,000 or more in the Fund’s A Shares in Accounts within a future period of thirteen months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount

27

equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction. If incurred, these charges may be deducted directly from your account. Accounts subject to the LOI must be specifically identified in the LOI.

Elimination of Initial Sales Charges—A Shares Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. No sales charge is assessed on the reinvestment of A Shares’ distributions. No sales charge is assessed on purchases made for investment purposes by:

•	A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC

•

Any bank, trust company, savings institution, registered investment adviser, financial planner or financial institution on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee

•

Trustees and officers of the Trust; directors, officers and full-time employees of the Advisor, the distributor, any of their affiliates or any organization with which the distributor has entered into a dealer agreement; the spouse, life partner, or minor children under 21 of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person

•	Any person who is reinvesting dividends or distributions; or

•	Any person who exchanges into the Fund from another Trust series or other mutual fund that participates in the Trust’s exchange program established for the Fund

•

Any person who has, within the preceding 90 days, redeemed Fund shares through a financial institution and completes a reinstatement form upon investment with that financial institution (but only on purchases in amounts not exceeding the redeemed amounts)

The Fund requires appropriate documentation of an investor’s eligibility to purchase or redeem A Shares without a sales charge. Any shares of the Fund so purchased may not be resold except to the Fund.

Contingent Deferred Sales Charge Schedule—A Shares A CDSC of 1.00% of the sale price is assessed on redemptions of A Shares that were part of a purchase of $1 million or more and that are liquidated in whole or in part within twelve months of purchase for the Fund.

To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until the redemption request is satisfied. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of 1.00% of the offering price of A Shares of the Fund.

Rule 12b-1 Distribution and Shareholder Service Fees The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution or shareholder service-related services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of A Shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution or service activity.

The Trust has adopted a Shareholder Service Plan under which the Fund may pay a fee of up to 0.05% of the average daily net assets of the Fund’s Institutional Shares for shareholder services provided to the Fund by financial institutions, including the Advisor.

Because the Fund pays distribution and service fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.

Retirement Accounts

You may invest in Fund shares through IRA accounts sponsored by the Advisor, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

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Other Information

Distributions

The Fund declares distributions from net investment income at least quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions of the Fund are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash. The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal tax rate of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

Distributions of capital gain and distributions of net investment income reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange, and otherwise as a short-term capital gain. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability, so long as you provide the required information. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Organization

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholder meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust, including the Fund, are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

29

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund for the past two fiscal periods. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund, assuming the reinvestment of all dividends and distributions. The information presented in the table below for the year end October 31, 2008 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the annual report dated October 31, 2008, which is available upon request, without charge and on the Fund’s website at www.brownadvisory.com.

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	Selected Data For A Single Share
	Net Asset Value Beginning of Period	Net Investment Income (Loss) (b)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions			Net Asset Value End of Period
					from Net Investment Income	from Net Realized Gains	Total Distributions to Shareholders
A Shares

Year Ended October 31, 2008	$10.36	0.02	(4.21)	(4.19)	—	(0.03)	(0.03)	$6.14
January 24, 2007 (e) through October 31, 2007	$10.41	(0.02)	(0.03)	(0.05)	—	—	—	$10.36

Institutional Shares

Year Ended October 31, 2008	$10.38	0.04	(4.20)	(4.16)	(0.05)	(0.03)	(0.08)	$6.14
November 30, 2006 (e) through October 31, 2007	10.00	0.01	0.38	0.39	(0.01)	—	(0.01)	$10.38

(a)	Annualized for periods less than one year.
(b)	Calculated based on average share outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Reflects the expense ratio excluding any waivers.
(e)	Commencement of operations.
(f)	Total return excludes the effect of applicable sales load.

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Ratios/Supplemental Data
Total Return (c)		Net Assets at End of Period (000’s Omitted)	Ratios to Average Net Assets (a)			Portfolio Turnover Rate (c)
			Net Investment Income (Loss)	Net Expenses	Gross Expenses (d)
(40.55	)%(f)	$1,080	0.24%	1.35%	4.32%	27%
(0.48	)%(f)	$951	(0.17)%	1.35%	12.67%	19%
(40.37)		$16,379	0.46%	1.10%	3.07%	27%
3.93%		$12,997	0.12%	1.10%	5.06%	19%

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[BROWN ADVISORY FUNDS LOGO]

BROWN ADVISORY FLEXIBLE VALUE FUND

A Shares

Institutional Shares

FOR MORE INFORMATION

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual/semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Brown Advisory Funds

P.O. Box 182218

Columbus, OH 43218-2218

(800) 540-6807 (toll free)

The Fund’s prospectus, SAI and annual/semi-annual reports are also available, without charge, on the Advisor’s website at www.brownadvisory.com.

Securities and Exchange Commission Information

You can also review the Fund’s annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”).

The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at

(202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room

Securities and Exchange Commission

Washington, D.C. 20549

E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI,

is available on the SEC’s website at www.sec.gov.

Distributor

Foreside Fund Services, LLC

www.foreside.com

Investment Company Act File No. 811-03023

120-PU-008

A Shares

Institutional Shares

Statement of Additional Information

February 17, 2009

Investment Advisor:

Brown Investment Advisory

Incorporated

901 S. Bond Street

Suite 400

Baltimore, MD 21231

www.brownadvisory.com

Account Information and Shareholder Services:

Citi Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, OH 43219

(800) 540-6807

Brown Advisory Flexible Value Fund A Shares Institutional Shares

This Statement of Additional Information (“SAI”) supplements the Prospectus dated February 17, 2009 as may be amended from time to time, offering Brown Advisory Flexible Value Fund (formerly known as Flag Investors—Equity Opportunity Fund), a series of Forum Funds. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus, without charge, by contacting Citi Fund Services Ohio, Inc. at the address, website or telephone number listed above. Financial statements for the Fund for the fiscal year ended October 31, 2008 are included in the Fund’s Annual Report to shareholders and are incorporated by reference into, and legally are a part of, this SAI.

Copies of the Annual Report may be obtained, when available, without charge, upon request by contacting Citi Fund Services Ohio, Inc. at the address or telephone number listed above.

Glossary

As used in this SAI, the following terms have the meanings listed.

“Accountant” means Citi.

“Administrator” means Citi.

“Advisor” means Brown Investment Advisory Incorporated, the Fund’s investment advisor.

“Board” means the Board of Trustees of the Trust.

“CFTC” means Commodities Future Trading Commission.

“Citi” means Citi Fund Services Ohio, Inc.

“Code” means the Internal Revenue Code of 1986, as amended.

“Custodian” means Brown Investment Advisory & Trust Company.

“Distributor” means Foreside Fund Services, LLC.

“FCS” means Foreside Compliance Services, LLC, provider of compliance services to the Fund.

“Fund” means the Brown Advisory Flexible Value Fund (formerly known as Flag Investors – Equity Opportunity Fund).

“Independent Trustee” means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means U.S. Internal Revenue Service.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value per share.

“NRSRO” means a nationally recognized statistical rating organization.

“SAI” means Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Corporation, a division of the McGraw Hill Companies.

“Transfer Agent” means Citi.

“Trust” means Forum Funds.

“U.S.” means United States.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended, and including rules and resolutions as promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, and including rules and resolutions as promulgated thereunder.

1. Investment Policies and Risks

The Fund is a diversified series of the Trust. This section discusses certain investments that the Fund may make in greater detail than the Fund’s Prospectus. Please see the Prospectus for a discussion of the principal investment policies and risks of investing in the Fund.

A. Equity Securities

1. Common and Preferred Stock

General. The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Risks. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2. Convertible Securities

General. The Fund may invest in convertible securities. The Fund may also invest in U.S. or foreign securities convertible into foreign common stock. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Security Ratings Information

Security Ratings Information. The Fund’s investments in convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in: (1) convertible securities that are rated “Baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase; and (2) preferred stock rated “baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase. The Fund may purchase unrated convertible securities and preferred stock if, at the time of purchase, its Advisor believes that they are of comparable quality to rated securities that the Fund may purchase.

Unrated securities may not be as actively traded as rated securities. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Advisor to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Advisor determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss. Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices.

To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Advisor will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Risks. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

3. Warrants

General. The Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Risks. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4. Depositary Receipts

General. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) or American Depositary Shares (“ADSs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) The Fund invests in depositary receipts in order to obtain exposure to foreign securities markets. For purposes of the Fund’s investment policies, the Fund’s investment in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

Risks. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

B. Foreign Securities

The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

In addition, interest and dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the U.S. Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

C. Fixed Income Securities

1. U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

2. Corporate Debt Obligations. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds). The Fund may invest in non-convertible preferred stock. Non-convertible preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although non-convertible preferred stock is usually junior to the debt securities of the issuer. Non-convertible preferred stock is not convertible into the common stock of the issuer unlike most preferred stock. Non-convertible preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. It generally has higher yields than the dividends paid on common stock or the yields paid on convertible preferred stock and it is less subject to fluctuation in value than the underlying stocks since it has fixed income characteristics. Non-convertible preferred stock may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. Non-convertible securities rank senior to common stock and comparable convertible preferred stock in a company’s capital structure. Because of these characteristics, the Fund considers non-convertible preferred stock to be a fixed-income security.

3. Government and Agency Mortgage-Backed Securities. The Fund may invest in government agency and mortgage-backed securities. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association (“GNMA”), Fannie Mae (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). GNMA, a wholly-owned U.S. Government corporation creates pass-through securities from pools of government guaranteed (Farmers’ Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA and Freddie Mac are U.S. Government-sponsored corporations and are subject to regulation by the Office of Federal Housing Enterprise Oversight (“OFHEO”). Both issue pass-through securities from pools of conventional and Federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the management of FNMA and FHLMC was replaced. Additionally, FNMA and FHLMC are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that FNMA and FHLMC maintain a positive net worth. FNMA and FHLMC’s common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase FNMA and FHLMC mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

4. Lower Rated / High-Yield Securities. The Fund may invest in securities rated below investment grade. These securities are commonly referred to as “high yield securities” and “junk bonds” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities. The Fund does not expect to invest more than 10% of its total assets in high yield securities.

Interest Rate and Economic Risk. As with all debt securities, the market prices of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities also will fluctuate greatly during periods of economic uncertainty and changes resulting in changes in the Fund’s net asset value. During these periods, some high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, the Fund may need to replace or sell a high yield security that it owns at unfavorable prices or returns. Accordingly, such high yield securities held by the Fund may affect its net asset value and performance adversely during such times.

In a declining interest rate market, if an issuer of a high-yield security containing a redemption or call provision exercises either provision, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the

Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of the Fund’s investment portfolio and the Advisor’s careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the Fund’s investment portfolio.

Securities Ratings and Credit Risk. Securities ratings are based largely on the issuer’s historical financial information and the rating agencies’ investment analysis at the time of rating. Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities. A reduction in an issuer’s credit rating may cause that issuer’s high yield securities to decrease in market value. Also, credit rating agencies may fail to accurately rate, change credit ratings, or to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.

The Advisor continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Advisor primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions and other factors in its determination. The Advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer. Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor’s research and credit analysis are an integral part of managing any securities of this type held by the Fund.

Liquidity Risk and Valuation. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. Under these conditions, the Fund may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public’s perception of the junk bond market. It may be difficult to assess the value of high yield securities during these times. Consequently, any of these factors may reduce the market value of high yield securities held by the Fund.

5. Variable Amount Master Demand Notes. The Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

The Fund may invest in variable and floating rate securities. Fixed income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when the Advisor believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisor may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Advisor will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Advisor monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

6. Other Fixed Income Securities. The Fund may invest in short-term money market instruments issued in the U.S. or abroad, denominated in U.S. dollars or any foreign currency. Short-term money market instruments include repurchase agreements, short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s or in similar other money market securities. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and time deposits generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund’s performance.

The Fund may also invest in other high quality fixed income securities denominated in U.S. dollars, any foreign currency or in a multi-national currency unit (e.g. the European Currency Unit).

The Fund may invest in foreign fixed income securities; the Fund will invest no more than 20% of its total net asset value in foreign debt securities.

7. Additional Risks of Fixed Income Securities.

General. The market value of the interest-bearing fixed income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed income securities. Bankruptcy, litigation or other conditions may impair an issuer’s ability to pay, when due, the principal of and interest on its fixed income securities.

Credit Risk. The Fund’s investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for interest income and capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers’ creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately.

The Advisor may use NRSRO ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer’s current financial condition may be better or worse than a rating indicates.

The Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund’s lowest permissible rating category if the Advisor determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. The Fund’s investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Advisor may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Advisor will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. The rating of an issuer is a rating agency’s view of potential developments related to the issuer and may not necessarily reflect actual outcomes. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Foreign Securities Risks. To the extent that the Fund invests in fixed income securities of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Equity Securities – Foreign Securities Risks” above.

D. Illiquid and Restricted Securities

1. Private Placement and Other Restricted Securities.

Private placement securities are not registered under the 1933 Act. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other “restricted” securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), and may not be readily marketable.

Private placement and other restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Investing in private placement and other restricted securities is subject to certain additional risks. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of an active trading market. Delay or difficulty in selling such securities may result in a loss to a Fund.

Private placement and other restricted securities may be considered illiquid securities as they typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Restricted securities that are “illiquid” are subject to a Fund's policy of not investing more than 15% of its net assets in illiquid securities. The Advisor will evaluate the liquidity characteristics of restricted securities on a case-by-case basis and will consider the factors described below in connection with its evaluation. There can be no assurance that a restricted security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund.

Illiquid Securities. A Fund may invest in illiquid and restricted securities. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities” or “private placements”); and (5) certain pooled investment vehicles, including private equity funds and private equity funds of private equity funds (“Pooled Investment Vehicles”).

Risks. Certain risks are associated with holding illiquid and restricted securities. Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Advisor to be liquid, can become illiquid.

Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Advisor, pursuant to guidelines approved by the Board. The Advisor determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Advisor takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Advisor may determine that the securities are liquid.

E. Options

General. Under normal conditions the Fund does not expect to use options as part of their respective strategies; however, the Fund may write covered call options. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price.

Specifically, the Fund may write options on securities in which it may invest or on market indices based in whole or in part on such securities it may invest.

Currently, the Fund does not have any intention of investing in options for purposes other than hedging. If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund will maintain an offsetting (“covered”) position in the underlying security or an offsetting option. The Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets (“Segregated Assets”) in a segregated account with that Fund’s Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund has filed a notice with the National Futures Association claiming exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “Act”) and therefore the Fund is not subject to registration or regulation as a commodity pool operator under the Act.

Risks. There are certain investment risks associated with options transactions. These risks include: (1) dependence on the Advisor’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund’s ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

F. Investment Company Securities

1. Open-End and Closed-End Investment Companies

General. The Fund may invest in shares of closed-end investment companies that invest chiefly in shares of companies located outside the United States. The Fund may also invest in shares of other open-end and closed-end investment companies consistent with its investment objectives and strategies. The Fund may invest in money market mutual funds, pending investment of cash balances. The Fund will limit its investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act. With certain exceptions, such provisions generally permit the Fund to invest up to 5% of its assets in another investment company, up to 10% of its assets in investment companies generally and to hold up to 3% of the shares of another investment company. The Fund’s investment in other investment companies may include (1) money market mutual funds, which are generally not subject to the percentage limitations set forth above and (2) exchange-traded funds as discussed below.

Risks. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Equity Securities – Foreign Securities Risks” above.

2. Exchange-Traded Funds

General. The Fund may invest in exchange-traded funds (“ETFs”). ETFs are investment companies whose securities may be bought and sold on a national securities exchange. Most ETFs are designed to track a particular market segment or index.

Risks. The risks of owning an ETF generally reflect the risks of owning the underlying market segment or index it is designed to track, . Lack of liquidity in an ETF, however, could result in it being more volatile than the underlying portfolio of securities. In addition, the Fund will incur expenses in connection with investing in ETFs that may increase the cost of investing in the ETF versus the cost of directly owning the securities in the ETF.

3. Other Pooled Investment Vehicles

General. The Fund may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

Risks. To the extent that the Fund invests in Pooled Investment Vehicles, such investments may be deemed illiquid. (See “Illiquid and Restricted Securities” for the risks of investing in illiquid securities above). In addition, the Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a Pooled Investment Vehicle may be higher than the fees it would pay if the manager of the Pooled Investment Vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a Pooled Investment Vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

G. Foreign Currencies Transactions

General. The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may conduct foreign currency exchange transactions either on a cash basis or at the rate prevailing in the foreign exchange market.

Risks. Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another.

H. Leverage Transactions

General. The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Fund uses these investment techniques only when its Advisor believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return. (See “Risks” below.)

Borrowing The Fund may borrow money from a bank in amounts up to 33 1/3% of total assets at the time of borrowing. The Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to these limitations. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund’s assets in reverse repurchase agreements will increase the volatility of the Fund’s NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

Pursuant to Section 18(f)(1) of the 1940 Act, a Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within 3 days, to an extent that the asset coverage shall be at least 300%.

Securities Lending and Repurchase Agreements. The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements which are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral. Securities loans, repurchase agreements and reverse repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

When-Issued Securities and Forward Commitments.

The Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur some time in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

2. Risks Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund’s securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund’s current investment income was not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Assets. Under certain circumstances, the Fund may be subject to SEC guidelines regarding asset segregation, or coverage, with respect to certain investments by the Fund, including leverage transactions and investments in Pooled Investment Vehicles. The Fund will comply with such SEC guidelines, including, as necessary, by setting aside on its books and records cash, liquid securities and other permissible assets. As prescribed by SEC guidelines, the value of such assets will be marked to market daily and will be at least equal to the Fund’s commitments under the relevant transactions and to relevant Pooled Investment Vehicle(s).

K. Recent Market Events. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue. In response, the U.S. Government has taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

The reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

L. Concentration. The Fund is not concentrated, and, therefore, does not invest 25% or more of its assets in any one industry.

M. Temporary Defensive Position. The Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Advisor to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

N. Core and Gateway ®

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund’s shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

2. Investment Limitations

For purposes of all investment policies of the Fund: (1) the term “1940 Act” includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term “Code” includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, such as with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval. The Fund, however, must provide 60 days’ prior written notice if it changes its policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in certain types of investments (“80% Policy”). If the Fund uses data based on a broad-based index to test compliance with its 80% Policy, the Fund will use data from the index as of the most recent prior month end.

A. Fundamental Limitations

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval.

1. Diversification

The Fund may not with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. Issuance of Senior Securities

The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3. Borrowing Money

The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. Underwriting Activities

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

5. Concentration

Except for any Fund that is “concentrated” in an industry or group of industries within the meaning of the 1940 Act, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

6. Purchase and Sale of Real Estate

The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7. Purchase and Sale of Commodities

The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

8. Making Loans

The Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

9. Pooled Funds

The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of their assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Fund.

B. Non-Fundamental Limitations

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

1. Securities of Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

2. Short Sales

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

3. Purchases on Margin

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

4. Exercising Control of Issuers

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

5. Illiquid Securities

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value and (2) repurchase agreements not entitling the holder to payment of principal within seven days. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

3. Management

A. Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee of the Trust due to his affiliation with Atlantic Fund Administration, LLC. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-eight portfolios in the Trust.

Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees

J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 Chairman of the Board since 2004	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) from 1995-2002.

Costas Azariadis Born: 1943	Trustee Chairman, Valuation Committee	Trustee since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992-2006.

James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Trustee since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England).

Interested Trustee

John Y. Keffer [1] Born: 1942	Trustee Chairman, Contracts Committee	Trustee since 1989

Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997;

President, Citigroup Fund Services, LLC (“Citigroup”) 2003-2005; President, Forum Financial Group, LLC (“Forum”), (a fund services company acquired by Citibank, N.A. 1986-2003).

Officers

Stacey E. Hong Born: 1966	President	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services January 2007-September 2007; Elder Care, June 2005-December 2006; Director, Fund Accounting, Citigroup December 2003-May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group, April 1992-November 2003; Auditor, Ernst & Young May 1988-March 1992.

Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Simon D. Collier Born: 1961 Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Principal Executive Officer	Since June 2005	Partner, Foreside Financial Group, LLC since April 2005 (Managing Partner from April 2005 to May 2008); President and Founder, Sondent Group, LLC (financial services consulting company) since May 2008; Chief Operating Officer and Managing Director, Global Fund Services, Citigroup 2003-2005. Mr. Collier serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.

Karen Shaw Born: 1972	Treasurer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994-December 2003.

Trudance L. Bakke Born: 1971 Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Principal Financial Officer	Since 2006	Director, Foreside Management Services, LLC since 2006; Product Manager, Citi 2003-2006; Senior Manager of Corporate Finance, Forum 1999-2003. Ms. Bakke serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.

Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990-December 2003.

Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC, since May 2008; Regulatory Administration Specialist, Citigroup June 2006-May 2008; Money Market/Short Term Trader, Wellington Management 1996-2002.

[1]	Since 1997, John Y. Keffer has been President and owner of Forum Trust, LLC. Atlantic Fund Administration, LLC is a subsidiary of Forum Trust, LLC.

B. Trustee Ownership in the Fund and in Family of Investment Companies

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2008	Aggregate Dollar Range of Ownership as of December 31, 2008 in all Funds Overseen by Trustee in the Trust
Interested Trustees
John Y. Keffer	None	None

Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	None	$10,001-$50,000

C. Ownership of Securities of the Advisor and Related Companies

As of December 31, 2008 no Independent Trustee or any of his immediate family members owned, beneficially or of record, securities of any Trust investment advisor, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment advisor or principal underwriter.

D. Information Concerning Trust Committees

1. Audit Committee

The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended October 31, 2008, the Audit Committee met seven times.

2. Nominating Committee

The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended October 31, 2008, the Nominating Committee did not meet.

3. Valuation Committee

The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and certain officers of the Trust. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust’s policies and procedures for determining NAV of the Trust’s series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust’s series consistent with valuation procedures approved by the Board. During the fiscal year ended October 31, 2008, the Valuation Committee met seven times.

4. Qualified Legal Compliance Committee

The Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended October 31, 2008, the QLCC did not meet.

5. Contracts Committee

The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust’s service provider contracts and fees in connection with their periodic approval. During the fiscal year ended October 31, 2008, the Contracts Committee did not meet.

6. Compliance Committee

The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust’s Chief Compliance Officer (“CCO”). The Compliance Committee oversees the Trust’s CCO and any compliance matters that arise and relate to the Trust. During the fiscal year ended October 31, 2008, the Compliance Committee did not meet.

E. Compensation of Trustees and Officers

Each Independent Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 ($750 for the Chairman) for each short special Board meeting attended and $1,500 ($2,250 for the Chairman) for each major special Board meeting attended whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Trust for the fiscal year ended October 31, 2008.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits	Total Compensation from Trust
Costas Azariadis	$143	$0	$27,250
James C. Cheng	$162	$0	$27,750
J. Michael Parish	$226	$0	$38,750
John Y. Keffer	$30	$0	$9,250

F. Investment Advisor

1. Services of Advisor

The Advisor serves as investment advisor to the Fund pursuant to investment advisory agreements with the Trust (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.

2. Ownership of Advisor

Brown, a corporation organized under the laws of Maryland, does business under the name of Brown Advisory. Brown is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. Brown is a wholly owned subsidiary of Brown Trust, a trust company operating under the laws of Maryland. Brown Trust is a wholly owned subsidiary of Brown Advisory Holdings Incorporated, a holding company incorporated under the laws of Maryland in 1998. Prior to 1998, Brown Trust operated as a subsidiary of Bankers Trust under the name of Alex. Brown Capital Advisory & Trust Company. Brown and its affiliates have provided investment advisory and management services to clients for over 10 years. As of September 30, 2008, Brown and its affiliates (excluding an affiliated broker-dealer) had approximately $11.6 billion of assets under management.

3. Information Regarding Portfolio Managers

The following information regarding R. Hutchings Vernon, Nina Yudell and Michael Foss, the Fund’s co-portfolio managers, has been provided by the Advisor.

Other Accounts Under Management.

As of November 13, 2008, in addition to the Fund, Mr. Vernon serviced one pooled account with assets of $21.7 million, 24 other accounts with combined assets of approximately $1 billion and no other mutual funds. None of these accounts pay the Advisor a performance-based management fee.

As of November 13, 2008, in addition to the Fund, Ms. Yudell serviced 28 other accounts with combined assets of $97.6 million and no other mutual funds or pooled vehicles. None of these accounts pay the Advisor a performance-based management fee.

As of February 15, 2009, in addition to the Fund, Mr. Foss serviced 21 other accounts with combined assets of $240 million and no other mutual funds or pooled vehicles. None of these accounts pay the Advisor a performance-based management fee.

Conflicts of Interest for Portfolio Managers. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Advisor may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts.

Information Concerning Compensation of Portfolio Managers.

As of November 13, 2008, each portfolio manager receives a compensation package that include a base salary and variable incentive bonus. A portfolio manager who is also a member of the Advisor’s management team maintains a significant equity interest in Brown Advisory Holdings Incorporated. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the Advisor’s business. When evaluating a portfolio manager’s performance the Advisor compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1, 3, and 5 year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre- tax investment return over the prior 1, 3, and 5 year periods.

All portions of a portfolio manager’s compensation package are paid by the Advisor and not by any client account.

Portfolio Managers’ Ownership in the Fund.

As of November 13, 2008, As of November 13, 2008, Mr. Vernon owned between $500,001 and $1 million of the Fund. As of November 13, 2008, Ms. Yudell owned between $100,001 and $500,000 of the Fund. As of February 15, 2009, Mr. Foss owned between $50,001 and $100,000 of the Fund.

4. Fees

The Advisor’s fee is calculated as a percentage of the Fund’s average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed to each class based on average net assets for the previous month. The Advisor’s fee is paid monthly based on average net assets for the prior month.

In addition to receiving its advisory fee from the Fund, the Advisor may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Advisor with assets invested in the Fund, the Advisor will credit an amount equal to all or a portion of the fees received by the Advisor against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of fees payable by the Fund to Alex. Brown Investment Management, LLC, the Fund’s previous advisor, for the past three fiscal years (or shorter depending on the Fund’s commencement of operations).

5. Other Provisions of Advisory Agreement

The Advisor is not affiliated with Citi or any company affiliated with Citi. The Advisory Agreement remains in effect for a period of one year from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Advisor on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

G. Distributor

1. Distribution Services

The Distributor (also known as principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry National Regulatory Authority.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, its affiliates and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively the “Financial Institutions”) for distribution of shares of the Fund (see “Purchase and Redemption Information - Purchases through Financial Institutions”). The Distributor does not receive compensation for its distribution services except the distribution service fees with respect to the shares of those Classes for which a Plan is effective. Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to certain Financial Institutions, the sales charge paid by the purchasers of A Shares. Prior to April 25, 2006, the Distributor received and reallowed sales charges paid by purchasers of D Shares to certain Financial Institutions.

Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to certain Financial Institutions, all or a portion of the sales charge paid by the purchasers of A Shares.

Table 2 in Appendix B shows the dollar amount of fees accrued by the Fund, pursuant to the 12b-1 Distribution Plan, the amount of fee that was waived by the Distributor or its agents, if any, and the actual fees received by the Distributor or its agents. The data shown is for the past three fiscal years (or shorter depending on the Fund’s commencement of operations). The Distributor is not affiliated with the Advisor, Citi or Citi’s affiliates.

2. Distribution Plan (A Shares)

The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or any other entity approved by the Board (collectively, “payees”) as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of A Shares of the Funds. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Funds. The plan is a core component of the ongoing distribution of A Shares. Mr. Collier an officer of the Trust and who has an ownership interest in the Distributor, has a direct financial interest in the operations of the plan due to his ownership interest in the Distributor.

The plan provides that payees may incur expenses for distribution and service activities including but are not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of the Fund’s shares and (2) providing services to holders of shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to the Fund’s shareholder inquiries regarding the Fund’s investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a Payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to the Fund’s shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of the Fund’s shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Advisor or others in connection with the offering of the Fund’s shares for sale to the public.

The plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made. The plan obligates the Fund to compensate a payee for services and not to reimburse it for expenses incurred.

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders of all A Shares and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to the Fund’s A Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the applicable Fund’s A Shares.

Table 3 in Appendix B shows the dollar amount of fees payable by the Fund to the Distributor under the Distribution Plan, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the Plan. No other payee received compensation from the Fund pursuant to the Plan during the most recently completed fiscal year. The data is for the last three fiscal years (or shorter depending on the Fund’s commencement of operations).

H. Compliance Services

From May 31, 2008 to December 31, 2008, Atlantic Fund Administration, LLC and its subsidiaries (“Atlantic”), provided the Fund with a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) as well as certain additional compliance support functions.

Under a Compliance Services Agreement (the “Compliance Agreement”) with the Trust dated October 1, 2004, as amended and restated June 1, 2005 and August 8, 2006 and subject to approval by the Board, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a PEO, PFO, CCO, and an AMLCO to the Trust as well as certain additional compliance support functions (“Compliance Services”). FCS and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For making available the CCO, AMLCO and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Advisor provides management services), $5,000 per Fund and an (ii) annual fee of 0.01% of the Fund’s average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board or by FCS with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, (1) FCS is not liable to the Trust or the Trust’s shareholders for any act or omission, and (2) FCS and certain related parties (“FCS Indemnitees”) are indemnified by the Trust against any and all claims and expenses related to an FCS Indemnitee’s actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of FCS’s duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 4 in Appendix B shows the dollar amount of the fee paid to FCS, the amount of the fee waived by FCS and the actual fees retained by FCS accrued by the Funds, the amount of the fee waived, and the actual fees received. The data is for the past three fiscal years (or shorter depending on the Fund’s commencement of operations).

I. Other Fund Service Providers

1. Administrator, Accountant and Transfer Agent

The Administrator and Accountant provide services to the Trust pursuant to an accounting, administration and transfer agency agreement (the “Citi Agreement”) with the Trust. The Administrator administers the Trust’s operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust’s tax returns, the preparation of financial statements and related reports to the Trust’s shareholders, the SEC and state and other securities administrators; (4) providing the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust’s investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Advisor, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund’s financial statements and tax returns.

The Citi Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Citi Agreement is terminable with or without cause and with respect to the Fund, and without penalty by the Trust or by the Administrator with respect to the Fund on 120 days’ written notice to the other party. The Citi Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period.

Under the Citi Agreement, Citi is not liable to the Trust or the Trust’s shareholders for any action or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Citi Agreement. Under the Citi Agreement, Citi and certain related parties (such as Citi’s officers and persons who control Citi) are indemnified by the Trust against any and all claims and expenses related to Citi’s actions or omissions that are consistent with Citi’s contractual standard of care.

Under the Citi Agreement, in calculating the Fund’s NAV, Citi is deemed not to have committed an error if the NAV it calculates is within  1/10 of 1% of the actual NAV (after recalculation). The Citi Agreement also provides that Citi will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to  1/2 of 1% or less than or equal to $25.00. In addition, Citi is not liable for the errors of others, including the companies that supply security prices to Citi and the Fund.

Pursuant to the Citi Agreement, the Fund pays Citi a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $110,000. The Fund also pays Citigroup certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Advisor has agreed to reimburse the Fund for Citi’s fees pursuant to the Expense Limitation.

As Transfer Agent and distribution paying agent, pursuant to the Citi Agreement, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at 3435 Stelzer Road, Columbus, Ohio 43219 and is registered as a transfer agent with the Office of Comptroller of the Currency.

Table 5 in Appendix B shows the dollar amount of the fees accrued by the Fund to the Administrator, the amount of fees waived by the Administrator, and the actual fees received by the Administrator. The data is for the past three fiscal years (or shorter period depending on the Funds’ commencement of operations).

Table 6 in Appendix B shows the dollar amount of the fees accrued by the Funds, the amount of fees waived by the Accountant, and the actual fees received by the Accountant. The data is for the past three fiscal years (or shorter period depending on the Funds’ commencement of operations).

2. Custodian

The Fund’s custodian is Brown Investment Advisory & Trust Company (the “Custodian”), an affiliate of Brown. The Custodian safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231.

For its services, the Custodian receives a fee of 0.01% of the Fund’s first $1 billion in assets; 0.0075% on Fund assets between $1 billion and $2 billion; 0.0050% on Fund assets between $2 billion and $6 billion; and 0.0025% on Fund assets greater than $6 billion. The Fund also pays the Custodian an annual maintenance fee of $3,600, plus certain other transaction fees. These fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month. Prior to August 29, 2008, Citibank N.A. (“Citibank”) served as the Fund’s custodian. For its services to the Fund, Citibank received a monthly maintenance fee of $300, plus certain other transaction fees and asset based expenses.

3. Legal Counsel

K&L Gates LLP, 1601 K Street, Washington D.C. 20006, serves as legal counsel to the Trust.

4. Independent Registered Public Accounting Firm

Briggs, Bunting & Dougherty, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, PA 19103, is the independent registered public accounting firm for the Fund, providing audit services, tax services and assistance with respect to the preparation of filings with the SEC. BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund.

4. Portfolio Transactions

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Advisor will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Advisor will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

B. Commissions Paid

Table 7 in Appendix B shows the aggregate broker commissions paid by the Fund. The data presented is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

C. Advisor Responsibility for Purchases and Sales

The Advisor places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Advisor. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisor in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Advisor seeks “best execution” for all portfolio transactions. This means that the Advisor seeks the most favorable price and execution available. The Advisor’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

D. Choosing Broker-Dealers

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Advisor takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Advisor’s duties, the Advisor may consider payments made by brokers effecting transactions for the Fund. These payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.

The Advisor may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

E. Obtaining Research from Brokers

The Advisor has full brokerage discretion. The Advisor evaluates the range and quality of a broker’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Advisor may give consideration to research services furnished by brokers to the Advisor for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Advisor’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems and formal databases. Typically, the research will be used to service all of the Advisor’s accounts, although a particular client may not benefit from all the research received on each occasion. The Advisor’s fees are not reduced by reason of the Advisor’s receipt of research services. Since most of the Advisor’s brokerage commissions for research are for economic research on specific companies or industries, and since the Advisor follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Advisor’s clients and the Fund’s investors.

Table 9 in Appendix B lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

F. Counterparty Risk

The Advisor monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

G. Transactions through Affiliates

The Advisor may effect brokerage transactions through affiliates of the Advisor (or affiliates of those persons) pursuant to procedures adopted by the Trust.

H. Other Accounts of the Advisor

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Advisor or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in an Advisor’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by an Advisor occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

I. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. The Fund’s annual portfolio turnover rates are provided in the “Financial Highlights” section of the Fund’s Prospectus.

J. Securities of Regular Broker-Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 8 in Appendix B lists the Fund’s regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the Fund’s most recent fiscal year. Table 8 also includes the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

K. Portfolio Holdings

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis with the SEC. Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund’s semi-annual report to shareholders (when it becomes available) by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s Form N-Q (when it becomes available) by accessing the SEC’s website at www.sec.gov.

In addition, the Fund’s Advisor makes publicly available, on an at least quarterly basis, information regarding the Fund’s top ten holdings (including name and percentage of the Fund’s assets invested in each such holding) and the percentage breakdown of the Fund’s investments by country, sector and industry, as applicable. This holding information is made available through the Fund or Advisor’s website, marketing communications (including printed advertisements and sales literature), and/or the Fund’s Transfer Agent telephone customer service center that supports the Funds. Holdings information is released within 15 days after the month end.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operation that the Fund has retailed them to perform. The Fund’s Advisor, who manages the Fund’s portfolio, has regular and continuous access to the Fund’s portfolio holdings. In addition, the Fund’s Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services (ISS) may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The Fund’s Trustees and officers, mailing services and financial printers, legal counsel to the Fund, legal counsel to the Independent Trustees and the Fund’s independent registered public accounting firm may receive portfolio holdings information on an as needed basis.

From time to time the Advisor also may disclose nonpublic information regarding the Fund’s portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Advisor or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee’s reasons for determining to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund’s knowledge, paid to the Advisor or any other party, by any service provider or any other person in connection with the disclosure of the Fund’s portfolio holdings. With respect to the Trustees, its officers, the Advisor, the Administrator and the Distributor, the Board has approved codes of ethics (collectively, “Codes”) that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

5. Purchase and Redemption Information

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent or through an authorized financial institution.

The Fund accepts orders for the purchase, exchange or redemption of shares on any weekday except days when the NYSE is closed.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund’s availability.

B. Additional Purchase Information

Shares of the Fund are sold on a continuous basis by the Distributor at NAV plus any applicable sales charge. Accordingly, the offering price per share of a Fund class may be higher than a Fund class’ NAV.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. At the Advisor’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1. IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2. UGMAs/UTMAs

If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a matter indicating custodial capacity.

3. Purchases through Financial Institutions

You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund’s NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund’s Prospectus or the Financial Institution’s contractual arrangements with the Fund.

If you purchase shares through a Financial Institution, you will be subject to the institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. No Fund is responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge. Information concerning any charges or services will be provided to customers by the Financial Institution through whom they purchase shares. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

C. Additional Redemption Information

You may redeem shares of the Fund at the NAV per share minus any applicable redemption fee. Accordingly, the redemption price per share of the Fund may be lower than its NAV per share. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus.

1. Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2. Redemption-In-Kind

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Advisor, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

D. NAV Determination

In determining the NAV of a Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). See “How and When NAV is Determined” in the Prospectus for more information.

Interests in Pooled Investment Vehicles will be subject to fair valuation. In general, the fair value of such interests will be equal to the amount that the Fund could reasonably expect to receive from the vehicle itself in a redemption or from a third party in a sale, at the time of valuation, based on information that is available at the time of the valuation and that the Fund reasonably believes to be reliable. In determining fair value for investments in Pooled Investment Vehicles, the Fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of the Pooled Investment Vehicle, computed in compliance with that vehicle’s valuation policies and procedures, in addition to any other relevant information available at the time of valuation.

E. Distributions

Distributions of net investment income will be reinvested at the applicable Fund class’ NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the applicable Fund class’ NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6. Taxation

The tax information set forth in the Prospectus and the information in this section relate solely to Federal income tax law and assumes that the Fund qualifies as a “regulated investment company” (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and that are not described in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the Federal, state, local and foreign tax provisions applicable to them.

The tax year end and fiscal year end of the Fund have been October 31. Going forward the Fund’s fiscal year end will be May 31.

A. Qualification as a Regulated Investment Company

The Fund intends, for each tax year, to qualify as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

1. Meaning of Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, the excess of net short-term capital gain over net long- term capital loss, and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

•

The Fund must distribute annually to its shareholders at least 90% of its investment company taxable income each tax year (certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

•

The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

•

The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2. Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals through December 31, 2010, at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) provided that holding period and other requirements are met. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. The Fund’s distributions of dividends that it received from REITs generally do not constitute “qualified dividend income.” The Fund’s distributions of dividends that it received from REITs generally do not constitute “qualified dividend income.”

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund’s financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.

The Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

C. Certain Tax Rules Applicable to the Fund’s Transactions

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.” The Fund could elect to “mark-to market” stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

D. Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year. The balance of the Fund’s income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E. Sale, Exchange or Redemption of Shares

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange or redemption (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F. Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded.

G. State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

H. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

7. Other Matters

A. The Trust and Its Shareholders

1. General Information

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following series:

Absolute Opportunities Fund (4)	Brown Advisory Small-Cap Fundamental Value Fund(3)
Absolute Strategies Fund (1)	DF Dent Premier Growth Fund
Adams Harkness Small Cap Growth Fund	Dover Long/Short Sector Fund (7)
Austin Global Equity Fund	Fountainhead Special Value Fund
Auxier Focus Fund (2)	Golden Large Cap Core Fund (7)
Brown Advisory Core International Fund (4)	Golden Small Cap Core Fund (7)
Brown Advisory Flexible Value Fund (f/k/a Flag	Grisanti Brown Value Fund (7)
Investors – Equity Opportunity Fund) (6)	Jordan Opportunity Fund
Brown Advisory Growth Equity Fund (3)	Liberty Street Horizon Fund (8)
Brown Advisory Intermediate Income Fund (3)	Merk Asian Currency Fund (9)
Brown Advisory Maryland Bond Fund (4)	Merk Hard Currency Fund (9)
Brown Advisory Opportunity Fund (3)	Payson Total Return Fund
Brown Advisory Small-Cap Growth Fund (5)	Polaris Global Value Fund
Brown Advisory Small-Cap Value Fund (3)	The BeeHive Fund
Brown Advisory Value Equity Fund (3)

(1)	The Trust registered for sale shares of beneficial interest in Institutional, R and C classes of this series.
(2)	The Trust registered for sale shares of beneficial interest in Investor and A classes of this series.
(3)	The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A Shares of Brown Advisory Opportunity Fund and Brown Advisory Small-Cap Fundamental Value Fund are not publicly offered.
(4)	The Trust registered for sale shares of beneficial interest in an Institutional class of this series.
(5)	The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. The Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.
(6)	The Trust registered for sale shares of beneficial interests in A and Institutional classes of these series.
(7)	The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series.
(8)	The Trust registered for sale shares of beneficial interest in Institutional, A and C classes of this series.
(9)	The Trust registered for sale shares of beneficial interests in an Investor classes of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and each series and classes thereof will continue indefinitely until terminated.

2. Series and Classes of the Trust

Each series or class of the Trust may have a different expense ratio and its expenses will effect each class’ performance. For more information on any other class of shares of the Fund, investors may contact the Transfer Agent.

3. Shareholder Voting and Other Rights

Each share of each series of the Trust and each class of shares has equal dividend, distribution , liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are not any conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder’s pro rata share of all distributions arising from that series’ assets and, upon redeeming shares, will receive the portion of the series’ net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a series’) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4. Termination or Reorganization of Trust or Its Series

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B. Fund Ownership

As of February 9, 2009, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund. As of February 9, 2009, certain shareholders of record owned 5% or more of the Fund. These shareholders and any shareholder known by the Fund to own beneficially 5% or more of the Fund or class are listed in Table 10 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of February 9, 2009, no shareholder may be deemed to control the Fund. “Control” for this purpose is the ownership of 25% or more of the Fund’s voting securities.

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust’s Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust’s Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust and the Advisor are included in Appendix C . Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2008 are available (1) without charge, upon request, by contacting the Transfer Agent at (800) 540-6807 and (2) on the SEC’s website at www.sec.gov.

E. Code of Ethics

The Trust, the Advisor and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Advisor and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Fund, subject to certain limitations.

F. Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. Financial Statements

The financial statements of the Fund for the fiscal year ended October 31, 2008 which are included in the Fund’s annual reports to shareholders , are incorporated herein by reference. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, and notes to financial statements. The financial statements have been audited by an independent registered public accounting firm other than BBD, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon report of such firm, given upon their authority as experts in accounting and auditing.

Appendix A – Description of Securities Ratings

A. Long-Term Ratings

1. Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2. Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3. Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note	The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B. Preferred Stock Ratings

1. Moody’s Investors Service

aaa	An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a	An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note	Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C. Short Term Ratings

1. Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2. Standard and Poor’s

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3. Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note	The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Appendix B

Miscellaneous Tables

Tables 1 through 9 and Table 10 provide information for the Fund for the last three fiscal years (or less depending on the Fund) ended October 31.

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of fees paid to Alex Brown Investment Management LLC (“ABIM”), the Fund’s previous Advisor, by the Fund, the amount of fee that was waived by ABIM, if any, and the actual fees received by ABIM. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Advisory Fee	Advisory Fee Waived	Advisory Fee Retained
Year Ended October 31, 2008	$152,810	$152,810	$0
Year Ended October 31, 2007	$45,268	$45,268	$0

Table 2 – Distribution Plan – A Shares Only

The following table shows the dollar amount of fees accrued by the Fund, pursuant to the 12b-1 Distribution Plan, the amount of fee that was waived by the Distributor or its agents, if any, and the actual fees received by the Distributor or its agents. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Distribution Fee	Distribution Fee Waived	Distribution Fee Retained
Year Ended October 31, 2008	$2,853	$0	$2,853
Year Ended October 31, 2007	$840	$0	$840

Table 3 – Front-End Sales Charge (A Shares)

The following table shows the dollar amount of aggregate sales charge paid to the Distributor, the amount retained, and the amount reallowed to financial institutions in connection with purchases of A Shares. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Aggregate Sales Charge	Amount Retained	Amount Reallowed
Year Ended October 31, 2008	$1,212	$0	$1,212
Year Ended October 31, 2007	$3,733	$0	$3,733

Table 4 – Compliance Fees

The following table shows the dollar amount of fees payable to FCS and Atlantic, as the Fund’s prior compliance services provider, with respect to the Fund, the amount of fees that were waived by FCS and Atlantic, if any, and the actual fees received by FCS. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Compliance Fee	Compliance Fee Waived	Compliance Fee Retained
Year Ended October 31, 2008	$26,283	$0	$26,283
Year Ended October 31, 2007	$20,770	$0	$20,770

Table 5 – Administration Fees

The following tables show the dollar amount of fees payable to Citi and Atlantic, as the Fund’s prior administrators, with respect to the Fund, the amount of fees that were waived by Citi and Atlantic, if any, and the actual fees received by Citi and Atlantic. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Administration Fee	Administration Fee Waived	Administration Fee Retained
Year Ended October 31, 2008	$232,389	$77,463	$154,926
Year Ended October 31, 2007	$107,081	$24,367	$82,714

Table 6 – Accounting Fees

The following table shows the dollar amount of fees paid to Citi and Atlantic, the Fund’s prior accountants, with respect to the Fund, the amount of fees that were waived by Citi and Atlantic, if any, and the actual fees received by Citi and Atlantic. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Accounting Fee	Accounting Fee Waived	Accounting Fee Retained
Year Ended October 31, 2008	$24,056	$4,000	$20,056
Year Ended October 31, 2007	$8,000	$8,000	$0

Table 7 – Commissions

The following table shows the brokerage commissions of the Fund. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Total Brokerage Commissions ($)	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund or Advisor	% of Brokerage Commissions Paid to an Affiliate of the Fund or Advisor	% of Transactions Executed by an Affiliate of the Fund or Advisor
Year Ended October 31, 2008	$24,799	$0	$0	$0
Year Ended October 31, 2007	$15,755	$0	$0	$0

Table 8 – Securities of Regular Brokers or Dealers

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past three fiscal years (or shorter period depending on the Fund’s commencement of operations) and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

	Regular Broker or Dealer	Value Held
Year Ended October 31, 2008	N/A	$0
Year Ended October 31, 2007	N/A	$0

Table 9 – Directed Brokerage

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed, and the amount of commissions generated there from.

	Broker	Amount Directed	Amount of Commission Generated
Year Ended October 31, 2008	N/A	$0	$0
Year Ended October 31, 2007	N/A	$0	$0

Table 10 – 5% Shareholders

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of the shares of the Fund, as of February 9, 2009.

Class A

Name and Address	Percentage of Class Owned
FIRST CLEARING LLC ONE NORTH JEFFERSON AVENUE ST. LOUIS, MO 63103	43.91%

FERRIS BAKER WATTS INC 1700 PENNSYLVANIA AVE NW SUITE 700 WASHINGTON, DC 20006	20.23%

LPL FINANCIAL 9785 TOWNE CENTER DR SAN DIEGO, CA 92121	16.32%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	10.84%

Institutional Class

Name and Address	Percentage of Class Owned
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NY 07399	84.88%

Name and Address	Percentage of Class Owned

BRUCE E BEHRENS 7506 L HIRONDELLE CLUB RD RUXTON, MD 21204	5.07%

Appendix C – Proxy Voting Procedures

FORUM FUNDS

POLICIES AND PROCEDURES FOR

SHAREHOLDER VOTING

July 31, 2003

As Amended September 14, 2004

SECTION 1. PURPOSE

Shareholders of the various series of Forum Funds (the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2. RESPONSIBILITIES

(A) Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an “Adviser”). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

(B) Proxy Manager. The Trust will appoint a proxy manager (the “Proxy Manager”), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust’s other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3. SCOPE

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund’s shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

(A) General

(1) Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote the Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the Fund’s Registration Statement (considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2) Independence. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

(3) Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B) Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)	Appointment of Auditors. Management recommendations will generally be supported.

(3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

(C) Non-Routine Matters

(1)	Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D) CONFLICTS OF INTEREST

Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of the Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

(E) Abstention

The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer.

BROWN INVESTMENT ADVISORY, INCORPORATED

PROXY VOTING PROCEDURES AND POLICIES

REGARDING BROWN ADVISORY GROWTH EQUITY FUND,

BROWN ADVISORY VALUE EQUITY FUND,

BROWN ADVISORY FLEXIBLE VALUE FUND,

BROWN ADVISORY SMALL-CAP GROWTH FUND,

BROWN ADVISORY SMALL-CAP VALUE FUND,

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND,

BROWN ADVISORY OPPORTUNITY FUND,

BROWN ADVISORY CORE INTERNATIONAL FUND,

AS OF FEBRUARY 17, 2009

I. GENERAL STATEMENT

Brown Investment Advisory, Incorporated (the “Advisor”) has discretion to vote the proxies received by Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund (each a “Fund”), each a series of Forum Funds (the “Trust”), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Advisor will vote those proxies in the best interest of the Funds’ shareholders and in accordance with these procedures and policies.

II. POLICIES AND PROCEDURES FOR VOTING PROXIES

In its role as investment advisor to the Funds, Advisor has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust’s policies do not cover potential voting issues with respect to proxies received by a Fund, each Fund has delegated to the Advisor the authority to act on its behalf to promote the Fund’s investment objectives, subject to the provisions of the Trust’s policies regarding resolution of a conflict of interest with respect to the Advisor.

The Advisor recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of a Fund. A “conflict of interest,” means any circumstance when the Advisor (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Advisor has adopted the Trust’s procedures as they relate to the resolution of conflicts of interest with respect to voting shares of each Fund.

III. RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Advisor’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Advisor. Records of the following will be included in the files:

A.	Copies of the proxy voting procedures and policies, and any amendments thereto.

B.	A copy of each proxy statement that the Advisor receives, provided however that the Advisor may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

C.	A record of each vote that the Advisor casts.

D.	A copy of any document the Advisor created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

E.	A copy of each written client request for information on how the Advisor voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Advisor voted its proxies.

IV. DISCLOSURE

A.	The Advisor will disclose in its Form ADV Part II that its clients may contact the Advisor, by toll-free telephone number in order to obtain information on how the Advisor voted such client’s proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Advisor voted the client’s proxy.

B.	A concise summary of these Proxy Voting Procedures and Policies will be included in the Advisor’s Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Advisor will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

PART C

OTHER INFORMATION

ITEM 23.	EXHIBITS

(a)	Trust Instrument of Registrant as amended and restated on August 14, 2000 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number 0001004402-00-000327).

(b)	By-Laws of Registrant (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

(c)	See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).

(d) (1)	Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(2)	Investment Advisory Agreement between Registrant and Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(d) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(3)	Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

(4)	Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 99 via EDGAR on July 31, 2001, accession number 0001004402-01-500152).

(5)	Management Agreement between Registrant and King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(13) in post-effective amendment No. 104 via EDGAR on October 30, 2001, accession number 0001004402-01-500264).

(6)	Investment Advisory Agreement between Registrant and AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

(7)	Management Agreement between Registrant and Auxier Asset Management (Exhibit incorporated by reference as filed as Exhibit (d) (19) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

(8)	Investment Advisory Agreement between Registrant and Windowpane Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (d) (20) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

(9)	Sub-Advisory Agreement between Windowpane Advisors LLC and Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

(10)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(11)	Sub-Advisory Agreements between Absolute Investment Advisers, LLC and certain sub-advisers to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(12)	Amended and restated Investment Advisory Agreement between Registrant and Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(12) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

(13)	Investment Advisory Agreement between Registrant and Dover Investment Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(16) in post-effective amendment No. 226 via EDGAR on February 29, 2008, accession number 0001193125-08-043797).

(14)	Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).

(15)	Investment Advisory Agreement between Registrant and Spears, Grisanti & Brown, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

(16)	Investment Advisory Agreement between Registrant and Brown Investment Advisory Incorporated (Exhibit incorporated by reference as filed as Exhibit (d)(16) in post-effective amendment No. 244 via EDGAR on December 17, 2008 accession number 0001193125-08-255185).

(17)	Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Mohican Financial Management, LLC, regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 217 via EDGAR on September 28, 2007, accession number 0001193125-07-210050).

(18)	Investment Advisory Agreement between Registrant and Liberty Street Advisors, LLC regarding Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (d)(25) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

(19)	Form of Sub-Advisory Agreement between Liberty Street Advisors, LLC and Horizon Asset Management, Inc. regarding Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (d)(27) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 0001193125-07-096322).

(20)	Sub-Advisory Agreement between Absolute Investment Adviser, LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).

(21)	Sub-Advisory Agreement between Absolute Investment Advisers, LLC and GMB Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 220 via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

(22)	Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Cardinal Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 137 via EDGAR on October 30, 2003, accession number 0001004402-03-000559).

(23)	Investment Advisory Agreement between Registrant and Spears Abacus Advisors LLC regarding The BeeHive Fund (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 239 via EDGAR on September 29, 2008, accession number 0001193125-08-203258).

(24)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC dated September 30, 2008 with respect to Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 242 via EDGAR in October 15, 2008, accession number 0001193125-08-211081).

(25)	Sub-Advisory Agreement between Absolute Investment Advisors LLC and Green Eagle Capital LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

(26)	Sub-Advisory Agreement between Absolute Investment Advisors LLC and Kingstown Capital Management L.P. (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

(27)	Sub-Advisory Agreement between Absolute Investment Advisors LLC and Madden Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

(28)	Sub-Advisory Agreement between Brown Investment Advisory Inc. and Munder Capital Management (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

(e) (1)	Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

(2)	Distribution Agreement between Registrant and Foreside Fund Services, LLC dated November 24, 2003 as amended and restated October 1, 2004 and August 8, 2005 (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 195 via EDGAR on September 15, 2006 accession number 0001275125-06-000394.)

(f)	None.

(g) (1)	Custodian Agreement between Registrant and Brown Investment Advisory & Trust Company relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 130 via EDGAR on July 15, 2003, accession number 0001004402-03-000431).

(2)	Global Custodial Services Agreement between Forum Funds and Citibank, N.A (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

(h) (1)	Accounting, Administration and Transfer Agency Services Agreement between Registrant and Citibank, N.A. dated April 20, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 220 Via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

(2)	Shareholder Service Plan of Registrant dated March 18, 1998 and amended February 12, 2009 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund is filed herewith.

(3)	Shareholder Service Plan of Registrant dated November 24, 2003 and amended February 12, 2009 relating to Adams Harkness Small Cap Growth Fund is filed herewith.

(4)	Shareholder Service Plan of Registrant dated September 14, 2004 and amended February 12, 2009 relating to Jordan Opportunity Fund is filed herewith.

(5)	Shareholder Service Plan of Registrant dated September 22, 2005 relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (h)(11) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

(6)	Contractual Fee Waiver Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund dated February 13, 2008 (Exhibit incorporated by reference as filed as Exhibit (h)(7) in post-effective amendment No. 226 via EDGAR on February 29, 2008, accession number 0001193125-08-043797).

(7)	Contractual Fee Waiver Agreement between Registrant and D.F. Dent and Company, Inc. regarding DF Dent Premier Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(7) in post-effective amendment No. 235 via Edgar on July 25, 2008, accession number 0001193125-08-158164).

(8)	Contractual Fee Waiver Agreement between Registrant and AH Lisanti Capital Growth, LLC regarding Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as Exhibit (h)(10) in post effective amendment No. 229 via EDGAR on April 29, 2008, accession number 0001193125-08-095347).

(9)	Expense Limitation Agreement between Registrant and Auxier Asset Management LLC regarding Auxier Focus Fund (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

(10)	Compliance Services Agreement between Registrant and Atlantic Fund Administration, LLC (Exhibit incorporated by reference as Exhibit (h)(13) in post effective amendment No. 235 via EDGAR on July 25, 2008, accession number 0001193125-08-158164).

(11)	Contractual Fee Waiver Agreement between Registrant and Liberty Street Advisors, Inc. regarding Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (h)(14) in post-effective amendment No. 237 via EDGAR on August 28, 2008, accession number 0001193125-08-186876).

(12)	Contractual Fee Waiver Agreement between Registrant and Austin Investment Management, Inc. (Exhibit incorporated by reference as Exhibit (h)(15) in post effective amendment No. 235 via EDGAR on July 25, 2008, accession number 0001193125-08-158164).

(13)	Expense Limitation Agreement between Registrant and Merk Investments, LLC regarding Merk Hard Currency Fund (Exhibit incorporated by reference as filed as Exhibit (h)(14) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

(14)	Letter of Agreement between Registrant and RDK Strategies, LLC regarding Brown Advisory International Fund (Exhibit incorporated by reference as Exhibit (h)(22) in post-effective amendment No. 217 via Edgar on September 28, 2007 accession number 0001193125-07-210050).

(15)	Contractual fee waiver Agreement between Registrant and Dover Investment Management, LLC regarding Dover Long/Short Sector Fund (Exhibit incorporated by reference as Exhibit (h)(19) in post-effective amendment No. 237 via EDGAR on August 28, 2008, accession number 0001193125-08-186876).

(16)	Form of Consent Agreement between Registrant and Citibank, N.A. (Exhibit incorporated by reference as Exhibit (h)(20) in post-effective amendment No. 236 via EDGAR on July 30, 2008, accession number 0001193125-07-216958).

(17)	Contractual Fee Waiver Agreement between Registrant and Spears Abacus Advisors LLC regarding The Beehive Fund (Exhibit incorporated by reference as Exhibit (h) (21) in post effective amendment No. 238 via Edgar on August 29, 2008, accession number 0001193125-08-187881).

(18)	Contractual Fee Waiver Agreement between Registrant and Brown Investment Advisory, Inc. regarding the Brown Advisory Funds (Exhibit incorporated by reference as Exhibit (h)(22) in post-effective amendment No. 239 via EDGAR on September 29, 2008, accession number 0001193125-08-203258)

(19)	Contractual Expense Limitation Agreement between Registrant and Absolute Investments Advisers LLC (Exhibit incorporated by reference as Exhibit (h)(23) in post-effective amendment No. 241 via EDGAR on October 1, 2008, accession number 0001193125-08-204655).

(20)	Expense Limitation Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as Exhibit (h)(20) in post-effective amendment No. 244 via EDGAR on December 17, 2008 accession number 0001193125-08-855185).

(21)	Expense Limitation Agreement between Registrant and Grisanti Brown & Partners LLC (Exhibit incorporated by reference as Exhibit (h)(21) in post-effective amendment No. 246 via EDGAR on January 20, 2009 accession number 0001193125-09-013120).

(i)	Opinion and consent of K&L Gates, LLP is filed herewith as Exhibit (i).

(j) (1)	Consent of Deloitte & Touche, LLP is filed herewith as Exhibit (j)(1).

(2)	Consent of Briggs Bunting & Dougherty, LLP as Exhibit (j)(2)
(k)	None.

(l)	Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(m) (1)	Rule 12b-1 Plan adopted by Forum Funds for Absolute Strategies Fund, Auxier Focus Fund, Brown Advisory Flexible Value Fund, Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Intermediate Income Fund, Dover Long/Short Sector Fund, Golden Large Cap Core Fund, Golden Small Cap Core Fund, Merk Hard Currency Fund, Grisanti Brown Value Fund, Liberty Street Horizon Fund, Merk Asian Currency Fund, The BeeHive Fund (Exhibit incorporated by reference as Exhibit (m)(1) in post-effective amendment No. 236 via EDGAR on July 30, 2008, accession number 0001193125-07-216958).

(2)	Rule 12b-1 Plan adopted by Forum Funds for Absolute Strategies Fund, Auxier Focus Fund, Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Intermediate Income Fund, Dover Long/Short Sector Fund, Golden Large Cap Core Fund, Golden Small Cap Core Fund, Merk Hard Currency Fund, Grisanti Brown Value Fund, Brown Advisory Flexible Value Fund, Liberty Street Horizon Fund, Merk Asian Currency Fund, The BeeHive Fund as amended October 3, 2008 to include the Brown Advisory Small-Cap Fundamental Value Fund (Exhibit incorporated by reference as filed as Exhibit (m)(2) in post-effective amendment No. 242 via EDGAR on October 15, 2008, accession number 0001193125-08-211081).

(n) (1)	Rule 18f-3 Plan dated August 1, 2002 (as amended February 13, 2006) adopted by Registrant for Brown Advisory Small-Cap Growth Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Value Equity Fund, Brown Advisory Growth Equity Fund, Brown Advisory International Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Opportunity Fund and Brown Advisory Small-Cap Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(2) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

(2)	Rule 18f-3 Plan dated September 14, 2004 adopted by Registrant for Auxier Focus Fund (Investor, A and C Shares) (Exhibit incorporated by reference as filed as Exhibit n(3) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number 0001275125-04-000313).

(3)	Rule 18f-3 Plan adopted by Registrant for Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (n)(5) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(4)	Rule 18f-3 Plan adopted by Registrant for Merk Hard Currency Fund (Exhibit incorporated by reference as filed as Exhibit (n)(6) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(5)	[Reserved]

(6)	Rule 18f-3 Plan adopted by Registrant for Golden Large Core Value Fund and Golden Small Core Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 179 via EDGAR on August 12, 2005, accession number 0001275125-05-000389).

(7)	Rule 18f-3 Plan adopted by Registrant for Flag Investors—Equity Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

(8)	Rule 18f-3 Plan adopted by Registrant for Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (n)(8) in post effective amendment No. 235 via EDGAR on July 25, 2008, accession number 0001193125-08-158164).

(9)	Rule 18f-3 Plan adopted by Registrant for Dover Long/Short Sector Fund (Exhibit incorporated by reference as filed as Exhibit (n)(10) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).

(10)	Rule 18f-3 Plan adopted by Registrant for Grisanti Brown Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(11) in post-effective amendment No. 226 via EDGAR on January 28, 2008, accession number 0001193125-08-013520).

(p) (1)	Code of Ethics adopted by Registrant as amended December 12, 2008 (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 244 via EDGAR on December 17, 2008, accession number 0001193125-08-255185).

(2)	Code of Ethics adopted by Brown Investment Advisory Incorporated (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number 0001275125-05-000327).

(3)	Code of Ethics adopted by H.M. Payson & Co (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number 0001004402-00-000327).

(4)	Code of Ethics adopted by Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 82 via EDGAR on August 14, 2000, accession number 0001004402-00-000283).

(5)	Code of Ethics adopted by Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

(6)	Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 98 via EDGAR on June 28, 2001, accession number 0001004402-01-500127).

(7)	Code of Ethics adopted by King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post effective amendment No.166 via EDGAR on February 28, 2005, accession number 0001275125-05-000122).

(8)	Code of Ethics adopted by Cardinal Capital Management, L.L.C. (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

(9)	Code of Ethics adopted by AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 197 via EDGAR on October 30, 2006 accession number 0001193125-06-218204).

(10)	Code of Ethics adopted by Citigroup Global Transaction Services, Fund Services (Exhibit incorporated by reference as filed as Exhibit (p) (1) in post-effective amendment No. 147 via EDGAR on July 30, 2004, accession number 0001275125-04-000225).

(11)	Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(17) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

(12)	Code of Ethics adopted by Windowpane Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(18) in post-effective amendment No. 162 via EDGAR on February 23, 2005, accession number 0001275125-05-00085).

(13)	Code of Ethics adopted by Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(19) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(14)	Code of Ethics adopted by Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(23) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(15)	Code of Ethics adopted by Aronson+Johnson+Ortiz, LP (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(16)	Code of Ethics adopted by Bernzott Capital Advisors (Exhibit incorporated by reference as filed as Exhibit (p)(25) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(17)	Code of Ethics adopted by Contravisory Research & Management Corp. (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(18)	Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(28) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(19)	Code of Ethics adopted by Kinetics Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(20)	Code of Ethics adopted by MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(31) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(21)	Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(22)	Code of Ethics adopted by TWIN Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(36) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(23)	Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(37) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(24)	Code of Ethics adopted by Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(25)	Code of Ethics adopted by Dover Investment Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(39) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(26)	Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

(27)	Code of Ethics adopted by Grisanti Brown & Partners, LLC (Exhibit incorporated by reference as filed as Exhibit (p) (41) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

(28)	Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(42) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number 0001275125-05-000327).

(29)	Code of Ethics of Mohican Financial Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(36) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 0001193125-07-096322).

(30)	Code of Ethics of Liberty Street Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(37) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 000-1193125-07-096322).

(31)	Code of Ethics adopted by Kovitz Financial Group, LLC (Exhibit incorporated by reference as Exhibit (p)(38) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

(32)	Code of Ethics adopted by GMB Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 220 via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

(33)	Code of Ethics adopted by Spears Abacus Advisors LLC (Exhibit incorporated by reference as Exhibit (p)(35) in post-effective amendment No. 236 via EDGAR on July 30, 2008, accession number 0001193125-08-160483).

(34)	Code of Ethics adopted by Green Eagle Capital LLC (Exhibit is incorporated by reference as Exhibit (p)(36) in post-effective amendment No. 241 via Edgar on October 1, 2008, accession number 0001193125-08-204655).

(35)	Code of Ethics adopted by Kingstown Capital Partners LLC (Exhibit is incorporated by reference as Exhibit (p)(37) in post-effective amendment No. 241 via Edgar on October 1, 2008, accession number 0001193125-08-204655).

(36)	Code of Ethics adopted by Madden Asset Management (Exhibit is incorporated by reference as Exhibit (p)(38) in post-effective amendment No. 241 via Edgar on October 1, 2008, accession number 0001193125-08-204655).

Other Exhibits:

(A)	Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis and J. Michael Parish, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits(A) in post-effective amendment No. 232 via EDGAR on June 6, 2008 accession number 0001193125-08-129746).

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None

ITEM 25.	INDEMNIFICATION

In accordance with Section 3803 of the Delaware Business Trust Act, Section 10.02 of Registrant’s Trust Instrument provides as follows:

“10.02. INDEMNIFICATION

(a)	Subject to the exceptions and limitations contained in Section (b) below:

(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

(ii) The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person’s office or (B) not to have acted in good faith in the reasonable belief that Covered Person’s action was in the best interest of the Trust; or

(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office,

(A) By the court or other body approving the settlement;

(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former

Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder’s heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Austin Investment Management, Inc.; Auxier Asset Management, LLC, H.M. Payson & Co.; and King Investment Advisors, Inc. include language similar to the following:

“SECTION 4. STANDARD OF CARE. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Absolute Investment Advisers, LLC; AH Lisanti Capital Growth, LLC; Brown Investment Advisory Incorporated; D.F. Dent and Company, Inc.; Golden Capital Management, LLC; Mastrapasqua & Associates; Merk Investments, LLC; Polaris Capital Management, Inc.; Spears, Grisanti & Brown, LLC; Windowpane Advisors, LLC; and Winslow Capital Management, LLC provide similarly as follows:

“SECTION 5. STANDARD OF CARE. (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for error of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.”

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

“(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act (“Distributor Indemnitees”) free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor (“Distributor Claims”).

After receipt of the Distributor’s notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the “Trust Indemnitees”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

(i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

(ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in Section 7 of this Agreement (“Trust Claims”).

(d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e) The Trust’s and the Distributor’s obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this Section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement.”

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)	AH Lisanti Capital Growth, LLC

The following chart reflects the directors and officers of AH Lisanti, including their business connections, which are of a substantial nature. The address of AH Lisanti is 623 5th Avenue, New York, NY 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Mary Lisanti	President	AH Lisanti

John Adams	Chairman	AH Lisanti, Canaccord Adams Inc.

Kevin Dunn	Director	AH Lisanti, Canaccord Adams Inc.

(b)	Austin Investment Management, Inc.

The following chart reflects the directors and officers of Austin, including their business connections of a substantial nature. The address of Austin is Madison Avenue, 28th Floor, New York, New York 10022.

Name	Title	Business Connection
Peter A. Vlachos	Founder & President	Austin Investment Management, Inc.

David E. Rappa	Managing Director	Austin Investment Management, Inc.

Zoe A. Vlachos	Managing Director	Austin Investment Management, Inc.

(c)	Auxier Asset Management LLC

The following chart reflects the directors and officers of Auxier, including their business connections, which are of a substantial nature. The address of Auxier is 5000 S.W. Meadows Road, Suite 410, Lake Oswego, OR 97035-2224 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
James J. Auxier	Chief Executive Officer	Auxier

Lillian Walker	Chief Compliance Officer	Auxier

(d)	Brown Investment Advisory Incorporated

The following chart reflects the directors and officers of Brown, including their business connections, which are of a substantial nature. The address of Brown, Brown Investment Advisory & Trust Company and Brown Advisory Holdings, Incorporated is 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Michael D. Hankin	President & Director	Brown; ABIM

	Director and Chief Executive Officer, Trustee	Brown Investment Advisory and Trust Company

	Director, President and Chief Executive Officer	Brown Advisory Holdings, Incorporated

David M. Churchill	Treasurer & Director	Brown; ABIM

	Treasurer and Chief Financial Officer	Brown Investment Advisory and Trust Company

	Treasurer and Chief Financial Officer	Brown Advisory Holdings, Incorporated

Patrick J. Ventura	Chief Compliance Officer	Brown; ABIM

(e)	D.F. Dent and Company, Inc.

The following chart reflects the directors and officers of D.F. Dent, including their business connections, which are of a substantial nature. The address of D.F. Dent is 2 East Read Street, Baltimore, Maryland 21201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Daniel F. Dent	President and Treasurer	D.F. Dent

Sutherland C. Ellwood	Vice President	D.F. Dent

Thomas F. O’Neil	Vice President and Secretary	D.F. Dent

Linda W. McCleary	Vice President	D.F. Dent

(f)	Golden Capital Management, LLC

The following chart reflects the directors and officers of Golden Capital Management, LLC including their business connections, which are of a substantial nature. The address of Golden Capital Management, LLC is Five Resource Square, 10715 David Taylor Drive, Suite 150, Charlotte, North Carolina 28262 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Greg Golden	Principal, President & CEO	Golden Capital Management

Jeff C. Moser	Chief Operating Officer	Golden Capital Management

Jonathan Cangalosi	Managing Director of Sales and Client Service	Golden Capital Management

Lynette Alexander	Managing Director of Operations	Golden Capital Management

Robert B. Carroll	General Counsel and CCO	Golden Capital Management

Fred H. Kariman	Managing Director of Research	Golden Capital Management

(g)	H.M. Payson & Co.

The following chart reflects the directors and officers of H.M. Payson & Co., including their business connections, which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

Name	Title	Business Connection
John C. Downing	Managing Director, Treasurer, Chief Compliance Officer	H.M. Payson & Co.

Thomas M. Pierce	Managing Director	H.M. Payson & Co.

Peter E. Robbins	Managing Director, Chief Investment Officer	H.M. Payson & Co.

John H. Walker	Managing Director, Chairman of the Board	H.M. Payson & Co.

Teresa M. Esposito	Managing Director, Chief Operations Officer	H.M. Payson & Co.

John C. Knox	Managing Director	H.M. Payson & Co.

Michael R. Currie	Managing Director, President	H.M. Payson & Co.

William N. Weickert	Managing Director, Director of Research	H.M. Payson & Co.

(h)	King Investment Advisors, Inc.

The following chart reflects the directors and officers of King, including their business connections, which are of a substantial nature. The address of King is 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Roger E. King	Chairman and President	King

John R. Servis	Director Owner, Commercial Real Estate	King John R. Servis Properties 626 Wilcrest Dr. Houston, TX 77024

Pat H. Swanson	Chief Compliance Officer	King

Jane D. Lightfoot	Secretary/Treasurer	King

(i)	Munder Capital Management

The following chart reflects the directors and principal executive officers of Munder, including their business connections, which are of a substantial nature. The address of Munder is 480 Pierce Street, Birmingham, Michigan 48009 and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
James S.Adams	Chief Executive Officer and Chief Investment Officer	Munder

Peter K. Hoglund	Managing Director and Chief Administrative Officer	Munder

Anne K. Kennedy	Managing Director	Munder

Peter G. Root	Managing Director and Chief Investment Officer	Munder

Stephen J. Shenkenberg	Managing Director, General Counsel, Chief Compliance Officer and Secretary	Munder

Sharon E. Fayolle	Managing Director	Munder

Beth A. Obear	Managing Director	Munder

James V. Fitzgerald	Managing Director	Munder

Tony Y. Dong	Managing Director	Munder

Munder Capital Holdings, LLC	General Partner	Munder

Munder Capital Holdings II, LLC	General Partner	Munder

(j)	Polaris Capital Management, Inc.

The following chart reflects the directors and officers of Polaris, including their business connections, which are of a substantial nature. The address of Polaris is 125 Summer Street, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Bernard R. Horn, Jr.	President, Portfolio Manager	Polaris

Edward E. Wendell, Jr.	Treasurer President	Polaris Boston Investor Services, Inc.

(k)	Grisanti Brown & Partners, LLC

The following chart reflects the directors and officers of Spears, Grisanti & Brown, LLC, including their business connections, which are of a substantial nature. The address of Shaker is 45 Rockefeller Plaza, 17th Floor, New York, New York, 10111 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Vance C. Brown	Principal	Spears, Grisanti & Brown

Christopher C. Grisanti	Principal	Spears, Grisanti & Brown

(l)	Windowpane Advisors, LLC

The following chart reflects the directors and officers of Windowpane, including their business connections, which are of a substantial nature. The address of Windowpane is 60 W. Broadway, Suite 1010, San Diego, California 92101-3355 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Michael Stolper	Managing Member	Windowpane

Barbara Ann Malone	Managing Member	Windowpane

(m)	Hellman, Jordan Management Co., Inc.

The following chart reflects the directors and officers of Hellman, including their business connections, which are of a substantial nature. The address of Hellman is 75 State Street, Boston, Massachusetts 02109 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Gerald R. Jordan, Jr.	Chairman	Hellman

Gerald Reid Jordan	President	Hellman

Name	Title	Business Connection
Nicholas Gleysteen	Senior Vice President	Hellman

Susan G. Lynch	Vice President	Hellman

Luke Murphy	Vice President	Hellman

Ethan T. Brown	Vice President	Hellman

(n)	GMB Capital Management, LLC

The following chart reflects the directors and officers of GMB Capital Management LLC, including their business connections, which are of a substantial nature. The address of GMB is 99 Florence St. Bldg 50-2A, Newton, MA 02467 and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Gabriel R. Bitran	Managing Member,	GMB

(o)	Absolute Investment Advisers, LLC

The following chart reflects the directors and officers of Absolute, including their business connections, which are of a substantial nature. The address of Absolute is 350 Lincoln Street, Suite 216, Hingham, MA 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Anthony R. Bosch	Principal	Absolute

Brian D. Hlidek	Principal	Absolute

James P. Compson	Principal	Absolute

Christian E. Aymond	Principal	Absolute

Alexander H. Petro	Principal	Absolute

Christopher A. Ward	Principal	Absolute

Fort Hill Capital Management	Direct Owner	Absolute

(p)	Aronson+Johnson+Ortiz, LP

The following chart reflects the directors and officers of Aronson, including their business connections, which are of a substantial nature. The address of Aronson is 230 South Broad Street, 20/th/ Floor, Philadelphia, Pennsylvania 19102 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Theodore R. Aronson	Managing Principal; Limited Partner; Member of Aronson+ Johnson+ Ortiz, LLC	Aronson; Member of Aronson+Johnson+Ortiz, LLC

Martha E. Ortiz	Principal; Limited Partner	Aronson

Kevin M. Johnson	Principal; Limited Partner	Aronson

Paul E. Dodge	Principal; Limited Partner	Aronson

Stefani Cranston	Principal; Limited Partner	Aronson

Gina Maria N. Moore	Principal; Limited Partner	Aronson

Stuart P. Kaye	Principal; Limited Partner	Aronson

Name	Title	Business Connection
Gregory J. Rogers	Principal; Limited Partner	Aronson

Aronson+Johnson+Ortiz, LLC	General Partner	Aronson

Joseph F. Dietrick	Chief Compliance Officer; Chief Legal Officer	Aronson

Douglas D. Dixon	Principal; Limited Partner	Aronson

R. Brian Wenzinger	Principal; Limited Partner	Aronson

(q)	Bernzott Capital Advisors

The following chart reflects the directors and officers of Bernzott, including their business connections, which are of a substantial nature. The address of Bernzott is 888 W. Ventura Blvd., Suite B, Camarillo, California 93010-8383 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Kevin Bernzott	Chairman; CEO;	Bernzott

Peter F. Banks	President; Chief Investment Officer	Bernzott

Dale A. Eucker	Director	Bernzott

Scott T. Larson	Director	Bernzott

Priscilla A. Simon	Chief Financial Officer	Bernzott

Denelle Rutherford	Director	Bernzott

Thomas A. Derse	Director	Bernzott

Madeline Rhods	Director	Bernzott

Bernzott Capital Advisors Profit Sharing Plan	Shareholder	Bernzott

Hans Walsh	Director; Vice President; Chief Operating Officer; Chief Compliance Officer	Bernzott

Marilyn Bernzott	Owner	Bernzott

(r)	Contravisory Research & Management Corp.

The following chart reflects the directors and officers of Contravisory, including their business connections, which are of a substantial nature. The address of Contravisory is 99 Derby Street, Suite 302, Hingham, Massachusetts 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
George E. Noonan, Jr.	Chairman	Contravisory

William M. Noonan	President & Chief Executive Officer	Contravisory

Philip A. Noonan	Chief Operating Officer	Contravisory

(s)	Horizon Asset Management, Inc.

The following chart reflects the directors and officers of Horizon, including their business connections, which are of a substantial nature. The address of Horizon is 470 Park Avenue South, 4th Floor , New York, New York 10016 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Denise M. Kashey	Director	Horizon

Steven Bregman	Director; President & Chief Operations Officer	Horizon

Mark Wszolek	Chief Compliance Officer	Horizon

Name	Title	Business Connection
Peter Doyle	Director; Vice President;	Horizon

Thomas C. Ewing	Director	Horizon

Andrew M. Fishman	Chief Compliance Officer;General Counsel & Secretary	Horizon

John Meditz	Vice Chairman; Director	Horizon

Murray Stahl	Chairman; Treasurer & Chief Executive Officer	Horizon

(t)	Kinetics Asset Management, Inc.

The following chart reflects the directors and officers of Kinetics, including their business connections, which are of a substantial nature. The address of Kinetics is 16 New Broadway, Sleepy Hollow, New York 10591 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Bruce P. Abel	Director; Secretary	Kinetics

Lawrence P. Doyle	Chairman	Kinetics

Peter Doyle	President; CEO; Director; Chief Investment Strategist	Kinetics

Andrew M. Fishman	Chief Compliance Officer & Assistant Secretary	Kinetics

Leonid Polyakov	Director; CFO	Kinetics

James G. Doyle	Of Counsel	Kinetics

Jay Kesslen	General Counsel	Kinetics

Frank Costa	Shareholder	Kinetics

Kinetics Voting Trust	Trust is Shareholder	Kinetics

Susan C. Conway	Shareholder	Kinetics

Karen & Larry Doyle Irrevocable Trust	Shareholder	Kinetics

Karen Doyle Trust	Shareholder	Kinetics

Lawrence Doyle Trust	Shareholder	Kinetics

(u)	MetWest Asset Management, LLC (MetWest)

The following chart reflects the directors and officers of MetWest, including their business connections, which are of a substantial nature. The address of MetWest is 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025-6552 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Tad Rivelle	Chief Investment Officer;	MetWest

David B. Lippman	Chief Executive Officer	MetWest

Laird R. Landmann	President	MetWest

Scott B. Dubchansky	Managing Director	MetWest

Bryan Whalen	Managing Director	MetWest

Mitchell Flack	Managing Director	MetWest

Stephen M. Kane	Generalist Portfolio Manager	MetWest

Joseph D. Hattesohl	Chief Financial Officer	MetWest

Anthony C. Scibelli	Director of Marketing	MetWest

Patrick A. Moore	Director of Client Service	MetWest

Keith T. Kirk	Chief Compliance Officer	MetWest

George Ristic	Chief Technology Officer	MetWest

Cal Rivelle	Chief Operating Officer	MetWest

MWAM Holdings, LLC	Member	MetWest

(v)	SSI Investment Management, Inc.

The following chart reflects the directors and officers of SSI, including their business connections, which are of a substantial nature. The address of SSI is 9440 Santa Monica Blvd., 8th Floor, Beverly Hills, California 90210 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
John D. Gottfurcht	President	SSI

Amy J. Gottfurcht	Chairman; CEO; Secretary	SSI

George M. Douglas	Vice President; Chief Investment Officer	SSI

Syed F. Mehdi	CCO; Vice President Human Resources	SSI

(w)	TWIN Capital Management, Inc.

The following chart reflects the directors and officers of TWIN, including their business connections, which are of a substantial nature. The address of TWIN is 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317-

3153 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Geoffrey Gerber	President; CIO	TWIN

James D. Drake	Controller; Chief Compliance Officer	TWIN

Christopher Erfort	Senior Vice President, Portfolio Management	TWIN

James Hough	Senior Vice President, Quantitative Systems	TWIN

(x)	Yacktman Asset Management Co.

The following chart reflects the directors and officers of Yacktman, including their business connections, which are of a substantial nature. The address of Yacktman is 1110 Lake Cook Road, Suite 385, Buffalo Grove, Illinois 60089 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Donald A. Yacktman	President & Treasurer	Yacktman

Ronald W. Ball	Senior Vice President	Yacktman

Stephen A. Yacktman	Senior Vice President & Secretary	Yacktman

Jason Subotky	Vice President	Yacktman

Russell Wilkins	Vice President	Yacktman

Kent Arnett	Vice President & Chief Compliance Officer

(y)	Kovitz Investment Group, LLC.

The following chart reflects the directors and officers of Kovitz, including their business connections, which are of a substantial nature. The address of Kovitz is 222 West Adams Street, Suite 2160, Chicago, Illinois 60606 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Mitchell A. Kovitz	Chief Executive Officer	Kovitz

Jonathan A. Shapiro	Chief Financial Officer	Kovitz

Marc S. Brenner	President, Chief Legal Officer and Chief Compliance Officer	Kovitz

Bruce A. Weininger	Vice President	Kovitz

Harold (Skip) Gianopulos, Jr.	Managing Director	Kovitz

Edward W. Edens	Director-Client Services	Kovitz

Richard P. Salerno	Director-Fixed Income	Kovitz

(z)	Mohican Financial Management, LLC.

The following chart reflects the directors and officers of Mohican, including their business connections, which are of a substantial nature. The address of Mohican is 21 Railroad Avenue, Suite 35, Cooperstown, New York 13326 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Eric C. Hage	Managing Member, Chief Executive Officer & Chief Investment Officer	Mohican

Daniel C. Hage	Chief Operating Officer and Senior Trader	Mohican

(aa)	Merk Investments, LLC (“Merk”)

The following chart reflects the directors and officers of Merk, including their business connections, which are of a substantial nature. The address of Merk is 555 Bryant Avenue #455, Palo Alto, CA 94301 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Axel Merk	President	Merk

Kimberly Schuster	Chief Compliance Officer	Merk

	Chief Financial Officer (until 2007)	Falcon Research, Inc. Feshbach Investments, LLC Main Office: 33 N. Garden Ave., Ste. 770 Clearwater, FL 33755 CFO Office: 2762 Bayshore Parkway #1001, Mountain View, CA 94043

(bb)	Dover Investment Management LLC

The following chart reflects the directors and officers of Dover, including their business connections, which are of a substantial nature. The address of Dover is 140 Greenwich Avenue, Greenwich, CT 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Richard M. Fuscone	Chairman	Dover

Douglas R. Cliggott	Chief Investment Officer	Dover

Kathryn P. Beller	Chief Compliance Officer	Dover

(cc)	Liberty Street Advisors, LLC

The following chart reflects the directors and officers of Liberty Street Advisors, LLC, including their business connections, which are of a substantial nature. The address of Liberty Street Advisors, LLC is 55 Liberty Street,

New York, New York 10005, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
James Celico	Chief Financial Officer	Liberty Street

Raymond Hill	Chairman	Liberty Street

Timothy Reick	CEO and Chief Compliance Officer	Liberty Street

(dd)	Spears Abacus Advisors, LLC

The following chart reflects the directors and officers of Spears Abacus Advisors LLC (“Spears Abacus”), including their business connections, which are of a substantial nature. The address of Spears Abacus is 147 E. 48th Street, New York, NY 10017, and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
William G. Spears	Chief Executive Officer;
	Principal Financial Officer Managing Partner	Spears Abacus; Spears, Grisanti & Brown, 2001-2006

Robert M. Raich	President President	Spears Abacus Abacus & Associates

Frank A. Weil	Partner Chairman	Spears Abacus Abacus & Associates

(ee)	Green Eagle Capital LLC

The following chart reflects the directors and officers of Green Eagle Capital LLC, including their business connections, which are of a substantial nature. The address of Green Eagle Capital LLC is 250 East Illinois Road, Suite 200, Lake Forest, IL 60045 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Daniel Sperrazza	Managing Member	Green Eagle Capital Management, LLC (General Partner of Green Eagle Credit Fund, LP)
	Director and Secretary	Green Eagle Credit Master Fund, Ltd. and Green Eagle Credit Offshore Fund, Ltd.

Glenn Migliozzi	Managing Member	Green Eagle Capital Management, LLC (General Partner of Green Eagle Credit Fund, LP)

	Director and Secretary	Green Eagle Credit Master Fund, Ltd. and Green Eagle Credit Offshore Fund, Ltd.

(ff)	Madden Asset Management, LLC

The following chart reflects the directors and officers of Madden Asset Management, LLC, including their business connections, which are of a substantial nature. The address of Madden Asset Management, LLC is One International Place, 24th Floor, Boston, MA 02110 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Rob Madden	Managing Member	Madden Asset Management, LLC

Scott Madden	COO	Madden Asset Management, LLC

(gg)	Kingstown Capital Management, LP

The following chart reflects the directors and officers of Kingstown Capital Management, LP, including their business connections, which are of a substantial nature. The address of Kingstown Capital Management, LP, is 1270 Broadway, Suite 1009, New York, NY 10001 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected

Name	Title	Business Connection
Michael Blitzer	Managing Partner	Also Managing Partner of Kingstown Partners, LP

Guy Shanon	Managing Partner	Also Managing Partner of Kingstown Partners, LP

(hh)	Cardinal Capital Management, LLC

The following chart reflects the directors and officers of Cardinal, including their business connections, which are of a substantial nature. The address of Cardinal is One Fawcett Place, Greenwich, Connecticut 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Amy K. Minella	Managing Partner	Cardinal

Eugene Fox	Managing Director	Cardinal

Robert B. Kirkpatrick	Managing Director	Cardinal

Thomas J. Spelman	Managing Director/Chief Financial Officer/Chief Compliance Officer	Cardinal

ITEM 27.	PRINCIPAL UNDERWRITERS

(a)	Foreside Fund Services, LLC, Registrant’s Principal Underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

American Beacon Funds	Monarch Funds
American Beacon Mileage Funds	PMC Funds, Series of the
American Beacon Select Funds	Trust for Professional
Bridgeway Funds, Inc.	Managers
Central Park Group Multi-Event Fund	Sound Shore Fund, Inc.
Century Capital Management Trust	Wintergreen Fund, Inc.
Direxion Shares ETF Trust	The CNL Funds
Forum Funds	Nomura Partners Funds, Inc.
Henderson Global Funds	Revenue Shares ETF Trust
Hirtle Callahan Trust	NETS Trust
Ironwood Series Trust	SPA ETF Trust

(b)	The following are officers of Foreside Fund Services, LLC, the Registrant’s Principal Underwriter. Their business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Position with Underwriter	Position with Registrant
Mark S. Redman	President	None

Nanette K. Chern	Chief Compliance Officer, Vice President	Anti-Money Laundering Compliance Officer

Richard J. Berthy	Vice President & Treasurer	None

Mark A. Fairbanks	Deputy Chief Compliance Officer, Vice President	None

Jennifer E. Hoopes	Secretary	None

(c)	Not Applicable.

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio, 43219 and at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant’s custodian, as listed under “Custodian” in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant’s adviser or subadviser, as listed in Item 26 hereof.

ITEM 29.	MANAGEMENT SERVICES

Not Applicable.

ITEM 30.	UNDERTAKINGS

None.

21

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485 (b) of the Securities Act of 1933 and that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on February 17, 2009.

FORUM FUNDS

By:	/s/ Stacey E. Hong
Stacey E. Hong, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on February 17, 2009.

(a)	Principal Executive Officer

/s/ Simon D. Collier
Simon D. Collier
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Trudance L.C. Bakke
Trudance L.C. Bakke
Principal Financial Officer

(c) A majority of the Trustees

John Y. Keffer, Trustee*
James C. Cheng, Trustee*
J. Michael Parish, Trustee*
Costas Azariadis, Trustee*

By:	/s/ Lina Bhatnagar
Lina Bhatnagar
As Attorney-in-fact

* Pursuant to powers of attorney previously filed.

EXHIBIT LIST

EXHIBIT

(h)(2)	Shareholder Service Plan of Registrant relating to Polaris Global Value Fund dated March 18, 1998 and amended February 12, 2009 is filed herewith.

(h)(3)	Shareholder Service Plan of Registrant relating to Adams Harkness Small Cap Growth Fund dated November 24, 2003 and amended February 12, 2009 is filed herewith.

(h)(4)	Shareholder Service Plan of Registrant relating to Jordan Opportunity Fund dated September 14, 2009 and amended February 12, 2009 is filed herewith.

(i)	Opinion and consent of K&L Gates, LLP is filed herewith.

(j)(1)	Consent of Deloitte & Touche, LLP is filed herewith.

(j)(2)	Consent of Briggs Bunting & Dougherty, LLP is filed herewith